UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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April 24, 2024

Dear Fellow Stockholders:

We are pleased to invite you to attend virtually the 2024 Annual Meeting of Stockholders (the "Annual Meeting") of Global Industrial Company on Monday, June 3, 2024 at 12:00 p.m. Eastern Time. The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save Global Industrial and our stockholders time and money.

At the Annual Meeting, stockholders will vote on the matters described in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement and any other matters properly brought before the Annual Meeting.

As in prior years, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time, lowering the costs and reducing the environmental impact of the Annual Meeting.

The Notice of 2024 Annual Meeting of Stockholders on the following page contains instructions on how to vote by Internet, by telephone or, if you received a proxy card, by mail.

Please take the time to carefully read the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement that follow. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or, if you received a proxy card, by signing and dating your proxy card and returning it by mail in the enclosed postage-paid envelope.

We look forward to your participation in the Annual Meeting.

Sincerely,

Barry Litwin
Chief Executive Officer

Global Industrial Company
11 Harbor Park Drive
Port Washington, NY 11050

Notice of 2024 Annual Meeting of Stockholders

Date and Time:	Monday, June 3, 2024 at 12:00 p.m. Eastern Time

Location:
The annual meeting of stockholders (the "Annual Meeting") of Global Industrial Company (the "Company" or "Global Industrial") will be a completely virtual meeting of stockholders, which will be held via live audio webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2024, and using your 16-digit control number. Because the Annual Meeting is virtual and being held via live webcast, stockholders will not be able to attend the Annual Meeting in person. Details regarding how to participate in the Annual Meeting online are more fully described in the Proxy Statement.

Purpose:	(1)To vote on the election of the eight director nominees named in the Proxy Statement.

(2)To vote on the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.

(3)To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

(4) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Who may vote:	Stockholders of record at the close of business on April 12, 2024 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement.

By order of the Board of Directors,
Adina G. Storch, Esq.
Senior Vice President, General Counsel and Corporate Secretary
April 24, 2024

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 3, 2024. The Notice of the 2024 Annual Meeting of Stockholders, the Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

Global Industrial Company 2023 Proxy Statement

Proxy Statement Executive Summary
The following is a summary which highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, and you are urged to read the entire Proxy Statement carefully before voting.
Information About Our 2024 Annual Meeting of Stockholders

DATE AND TIME:	Monday, June 3, 2024 at 12:00 p.m. Eastern Time
LOCATION:	Visit www.virtualshareholdermeeting.com/GIC2024 and use your 16-digit control number
RECORD DATE:	Friday, April 12, 2024
Items of Business and Board of Directors' Vote Recommendations

Proposal		Board Vote Recommendation	Page Number
Proposal 1:	To elect eight directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualify	✓ FOR each director nominee	Page 13
Proposal 2:	To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024	✓ FOR	Page 66
Proposal 3:	Advisory (non-binding) vote to approve the compensation of the Company's named executive officers	✓ FOR	Page 68
Our Directors (Pages 13-16)

Name	Age	Director Since	Independent	AC	CC	N/CGC	EC
Richard B. Leeds(1)	64	1995	No
Bruce Leeds	68	1995	No
Robert Leeds	68	1995	No
Barry Litwin(2)	57	2017	No
Chad M. Lindbloom(3)	59	2017	Yes	C	C
Gary S. Michel(3)	61	2024	Yes
Paul S. Pearlman(3)	70	2019	Yes
Robert D. Rosenthal(3)	75	1995	Yes			C
(1)    Executive Chairman of the Board
(2)    Chief Executive Officer
(3)    Audit Committee Financial Expert
KEY: AC = Audit Committee CC = Compensation Committee
N/CGC = Nominating/Corporate Governance Committee EC = Executive Committee
= Member C = Chair

Global Industrial Company 2024 Proxy Statement | 1

Information About Our Board and Principal Committees (Pages 23-26)

	Number of Members	Independent	Number of Meetings During 2023
Full Board of Directors	8	50%	10
Audit Committee	4	100%	8
Compensation Committee	4	100%	5
Nominating/Corporate Governance Committee	3	100%	5

Our Corporate Governance (Page 17)
We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Please refer to the table on page 17 of this Proxy Statement for a more detailed description of our corporate governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors	X	No Supermajority Voting Requirements
✓	Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG	X	No Poison Pill
✓	Annual Say-on-Pay Vote	X	No Classified Board
✓	Lead Independent Director and Regular Executive Sessions of Independent Directors	X	No Material Restrictions on Stockholder Rights
✓	Annual Board and Committee Self-Evaluations	X	No Overboarded Directors

Our Pay and Governance Practices (Page 40)
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests. Please refer to the table on page 40 of this Proxy Statement for a more detailed description of our pay and governance practices.

WHAT WE DO:		WHAT WE DON'T DO:
✓	Pay for Performance Alignment	X	Starting in 2023 No Dividends on Unearned Performance-Based Equity Awards
✓	Caps on Payouts of Annual Non-Equity Incentive Compensation	X	No Stock Trading Plans Without Committee Approval and Oversight
✓	Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders	X	No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking
✓	“Double-trigger” Change in Control Provisions for Equity Awards	X	No Supplemental Retirement Benefits for Executives
✓	Independent Compensation Committee Advised by Independent Compensation Consultant	X	No Liberal Share Recycling under Equity Compensation Plans

2 | Global Industrial Company 2024 Proxy Statement

Corporate Responsibility at Global Industrial (Page 28)
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible environmental, social and governance ("ESG") stewardship as an essential part of our mission to build a successful business, and to affirm and align with the expectations of our stakeholders, which include our associates, customers, suppliers and stockholders. As stakeholder expectations change and evolve, including those around ESG matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, which includes investing in infrastructure and innovation, trusting and empowering our associates, supporting local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.

Environmental, Social and Governance Initiatives (Pages 28-32)
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force includes members from the Legal, Merchandising, Operations and Human Resources departments. The ESG Task Force not only gathered data about previous and ongoing ESG initiatives throughout our various business units, but also continues its work by charting ESG objectives for the Company moving forward. The progress of the ESG Task Force is tracked on an ongoing basis and is subject to oversight by management, our Nominating/Corporate Governance Committee and our Board.

In December 2023, we released our annual ESG report available at www.globalindustrial.com/esg. Our annual report provides an overview of our ESG efforts and highlights our commitment to ESG initiatives looking forward. The ESG Report and the initiatives included reflect the universal commitment of our Board, executive team and our associates to our corporate mission of responsible stewardship.

ESG responsibility is an important aspect of our business mission and throughout the past year, we have built upon our ESG initiatives by advancing existing efforts and launching new programs. We remain steadfast in our commitment to corporate citizenship, focusing on customer success, environmental sustainability, associate growth and well-being and community outreach.
We believe that these initiatives at the highest level of Global Industrial underscore the importance we place on ESG initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
We Support Our Associates’ Professional Development

We seek people that embody our core values, and work to give them a reason to stay. Global Industrial empowers its human capital by supporting the personal and professional development of associates through a variety of formal and informal learning opportunities.

Associates are able to enhance their skill sets by taking courses in a learning management system. Courses are available in business skills, computer software, finance and safety compliance.

We offer to all associates in managerial roles a cross-departmental program called the “Business Leadership Workshop.” This three-day intensive program covers situational leadership training, inter-departmental collaboration and operational best practices.

For our distribution center associates interested in leadership and professional growth training for supervisory roles, we offer our signature L.E.A.D. Academy program. This time-intensive six-month program is capped off with a three-day leadership workshop, followed by a formal graduation ceremony and an award of a certificate of completion.

We also encourage associates to expand their personal and professional growth through formal education of their own choosing. The Company offers tuition support in associate-selected areas of study. Full-time associates who have worked for the Company at least three months may submit for partial reimbursement of academic tuition in their chosen areas of study. We invest in our associates to provide them with an opportunity to further develop their skills and knowledge, with an aim in creating a positive impact on their personal and professional growth.

Global Industrial Company 2024 Proxy Statement | 3

We Support Our Associates' Health and Safety

The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization.

Our focus on safety education in our distribution centers this past year has produced measurable results. We have witnessed significant declines in both number and severity of injuries across the Company, in some locations as much as 33% year over year.

The Company distributes weekly safety presentations to each member of distribution center management. These presentations contain a weekly safety theme, with specific daily pointers to achieve that safety objective. The daily topic is covered with distribution center associates before each shift starts in an effort to improve team communication and perpetually reinforce the Company’s commitment to safety.

Our behavior-based educational approach to safety in each of our distribution centers is based on empirics and proactive identification of risks by our workforce.

We have implemented local safety committees at each distribution center to provide oversight, training, education, guidance and support to enhance the Company’s positive safety culture.

We Support a Positive Work Culture for our Associates

The Company has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, Company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

We Support Community Outreach

Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations.

In 2023, we transported our community engagement to the next level by inaugurating a Global Industrial Corporate Day of Service. As the keystone of our "Think Globally, Act Locally" campaign, we partnered with the Helen Keller National Center for Deaf-Blind Youth and Adults (“HKNC”) to reimagine their outdoor campus with the aim of facilitating communal gatherings among their resident population using a curated assortment of our ADA compliant products. HKNC is a non-profit organization located near our headquarters in Port Washington, New York, which provides comprehensive vocational rehabilitation services to the deaf-blind community. The Global Industrial Corporate Day of Service was cascaded to each of our different facilities throughout the Company to enable associates to engage in meaningful social engagement within their local community.

4 | Global Industrial Company 2024 Proxy Statement

Below are some highlights of our commitment to Environmental, Social and Governance principles:

Environmental	Social	Governance
•Sustainable Products from Recycled Materials: One of our innovations from this past year involved repurposing post-consumer recycled content into durable product offerings, such as outdoor benches, matching picnic tables and trash containers in multiple colors. These products are long-lasting and made primarily from recycled plastic, saving trees and reducing waste in landfills at the same time.

•We Support Our Associates' Health and Safety: The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization. Our focus on safety education in our distribution centers this past year has produced measurable results.

•All Board Committees Composed 100% of Independent Directors: Our Board’s principal committees, Audit, Compensation, and Nominating/Corporate Governance, are composed entirely of independent directors. The independent directors meet regularly in executive sessions without management. We have an independent Lead Director, who presides over the executive sessions of the independent directors and, as needed, acts as principal interlocutor between the independent and non-independent directors.

•Reduction in Single-Use Plastic Bag Initiative: Global Industrial is currently exploring an initiative aimed at reducing consumption of single-use plastic bags by instead utilizing certified recycled paper bags that are biodegradable for packaging our hardware included with certain Global Industrial Exclusive BrandsTM products. This initiative, once fully implemented, could result in the elimination of up to 150,000 single-use plastic bags annually based on the current scale of our business. Global Industrial Exclusive BrandsTM include products from the Global Industrial®, Nexel® and Interion® lines.

•We Support Our Associates' Professional Development: We seek people that embody our core values, and work to give them a reason to stay. Global Industrial empowers its human capital by supporting the personal and professional development of associates through a variety of formal and informal learning opportunities. Associates are able to enhance their skill sets by taking courses in a learning management system. We also encourage associates to expand their personal and professional growth through formal education of their own choosing.

•Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG: In February 2023, oversight of cybersecurity and ESG initiatives was formalized as recurring agenda items for the Audit and Nominating/Corporate Governance Committees, respectively. The Board is responsible for the oversight of Global Industrial’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning.

•Package Size Optimization: In our distribution centers, we use a software platform that optimizes and reduces the size of cardboard boxes when packaging our products. The platform endeavors to match product size to box size as closely as possible in an effort to improve space efficiency while reducing consumption of packaging materials.

•We Support Community Outreach: Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. In 2023, we transported our community engagement to the next level by inaugurating a Global Industrial Corporate Day of Service. As the keystone of our "Think Globally, Act Locally" campaign, we partnered with HKNC to reimagine their outdoor campus with the aim of facilitating communal gatherings among their resident population, using a curated assortment of our ADA compliant products. HKNC is a non-profit organization located near our headquarters in Port Washington, NY, which provides comprehensive vocational rehabilitation services to the deaf-blind community. The Global Industrial Corporate Day of Service cascaded to each of our different facilities throughout the Company.

•Annual Say-on-Pay Vote: At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.

Global Industrial Company 2024 Proxy Statement | 5

Commitment to Human Sustainability (Page 33)
We view human sustainability through a multivariable lens. At Global Industrial, responsible stewardship of our human capital is accomplished through listening and creating effective people solutions that foster a workplace where associates can learn, participate, belong and contribute to their fullest potential.
Pursuit of diversity of gender, race and ethnicity inasmuch as diversity of skills and experience fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.
We believe in a holistic approach to wellness and human sustainability, which includes both the mind and body. The Company recognizes that a key factor in its employees’ health and wellness is its own ability to provide the tools to facilitate a competitive and elevated quality of life.
In 2023, based on constructive feedback from the Company's associate engagement survey and to better align with the needs of our modern workforce, the Company enriched its employee benefits offerings by (i) changing its health benefits structure, which resulted in lower healthcare premiums to our associates and their families; (ii) providing short-term disability coverage to all benefits eligible associates, at no cost to the associate; and (iii) offering paid parental leave for all associates after one year of employment.

The Company has also implemented a number of financial wellness initiatives to support our associates' financial well-being, including a 401(k) matching plan and an Employee Stock Purchase Program which offers associates the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule.
Independent Auditor (Page 66)
Ernst & Young LLP, an independent registered public accounting firm, served as the Company's independent auditor for fiscal year 2023. Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal year 2024. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of the Company's independent auditor for ratification by the stockholders at the Annual Meeting in order to ascertain the view of our stockholders regarding such selection. Below is summary information about the fees billed to us by Ernst & Young LLP for services during fiscal years 2023 and 2022, all of which were pre-approved by the Audit Committee:

Fee Category	2023 ($)	2022 ($)
Audit fees(1)	1,550,000	1,338,100
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	0	54,500
Total	1,550,000	1,392,600
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2023 or 2022.
(4)     Consists of fees billed for other professional services rendered to the Company

6 | Global Industrial Company 2024 Proxy Statement

PROXY STATEMENT

General Information
These proxy materials are being furnished to solicit proxies on behalf of the Board of Directors of Global Industrial Company for use at the Annual Meeting of Stockholders to be held virtually via live audio webcast on Monday, June 3, 2024 at 12:00 p.m. Eastern Time, or at any adjournments or postponements thereof.

The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GIC2024 (the "Annual Meeting Website"), where you will be able to listen to and participate in the Annual Meeting live, submit questions and vote online.

These proxy materials include our Proxy Card, the Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. These proxy materials and the Annual Report to Stockholders for the fiscal year ended December 31, 2023 (the "2023 Annual Report") are being sent or made available to our stockholders commencing on April 24, 2024.
Notice of Internet Availability of Proxy Materials
We have implemented the Securities and Exchange Commission's “Notice Only” rule that allows us to furnish our proxy materials over the Internet to our stockholders instead of mailing paper copies. As a result, beginning on or about April 24, 2024, we mailed to our stockholders of record on April 12, 2024 a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials over the Internet and vote online. By furnishing a Notice and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
The Notice is not a proxy card and cannot be used to vote your shares. If you received a Notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice or on the website referred to in the Notice.
If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one Notice. To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.
Record Date
We have fixed the close of business on April 12, 2024 as the record date for determining our stockholders entitled to Notice of and to vote at the Annual Meeting.
On that date, we had 38,180,803 shares of common stock outstanding. Stockholders as of the record date will have one vote per share on each voting matter.
Quorum
The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present virtually or represented by proxy, is necessary to constitute a quorum.

Abstentions and “broker non-votes” (discussed below) will be counted as present for purposes of establishing a quorum.

Global Industrial Company 2024 Proxy Statement | 7

How to Vote
Stockholders of record. If you are a “stockholder of record” (meaning your shares are registered in your name with our transfer agent, Broadridge) as of the close of business on April 12, 2024 (the record date for the Annual Meeting) you may vote either virtually at the Annual Meeting or by proxy.

During the Annual Meeting, you will be able to vote through the virtual portal at www.virtualshareholdermeeting.com/GIC2024.

If you decide to vote by proxy, you may do so in any one of the following three ways:

You may vote your shares 24 hours a day by logging on to a secure website, www.proxyvote.com, and following the instructions provided. You will need to enter the identifying information that appears on your proxy card or the Notice. The Internet voting system allows you to confirm that your votes were properly recorded.

You may vote your shares 24 hours a day by calling the toll free number (800) 690-6903, and following instructions provided by the recorded message. You will need to enter the identifying information that appears on your proxy card or the Notice. As with the Internet voting system, you will be able to confirm that your votes were properly recorded.

If you received a proxy card, you may mark, sign and date your proxy card and return it by mail in the enclosed postage-paid envelope.

Proxies submitted over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on June 2, 2024.

Beneficial owners. If, like most stockholders, you are a beneficial owner of shares held in “street name” (meaning a broker, bank or other nominee holds shares on your behalf), you may vote virtually at the Annual Meeting only if you obtain a legal proxy from the nominee that holds your shares. Alternatively, you may vote by completing, signing and returning the voting instruction form that the nominee provides to you or by following any telephone or Internet voting instructions described on the voting instruction form, the Notice or other materials that the nominee provides to you.

No matter in what form you own your shares, we encourage you to vote promptly.
About the Virtual Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders held exclusively by a live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

If you are a stockholder of record as of the close of business on April 12, 2024, the record date for the Annual Meeting, you will be able to virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GIC2024. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials (the "Control Number").

If you are a stockholder holding your shares in “street name” as of the close of business on April 12, 2024, you may gain access to the Annual Meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee holder. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your broker, bank or other nominee holder.

8 | Global Industrial Company 2024 Proxy Statement

The Annual Meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 11:45 a.m. Eastern Time, and you should allow approximately 15 minutes for the online check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.virtualshareholdermeeting.com/GIC2024, or you may type it into the dialog box provided at any point during the Annual Meeting (until the floor is closed to questions). During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the Annual Meeting Website at or before the time that matters are brought before the Annual Meeting for consideration.
Votes Required to Adopt the Proposals
➢    Proposal 1 – The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to elect the nominated directors to the Board.
➢    Proposal 2 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.
➢    Proposal 3 – The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.
Messrs. Richard, Bruce and Robert Leeds (each a director and officer of the Company), together with trusts for the benefit of certain members of their respective families and other entities controlled by them, as applicable, beneficially owned as of our record date more than 50% of the shares outstanding, and they have each separately advised us that they intend to vote all such shares they each have the power to vote in accordance with the recommendations of the Board on each of the proposals identified above, which will be sufficient to constitute a quorum and to determine the outcome of each proposal.
How Shares Will Be Voted
Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted, as to all enumerated proposals in accordance with the Board's recommendations. If any other matters properly come before the Annual Meeting, the persons named in the proxy will vote at their discretion.
List of Stockholders
A list of our stockholders satisfying the requirements of Section 219 of the Delaware General Corporation Law will be available for inspection for any purpose germane to the Annual Meeting for the ten days prior to the Annual Meeting. If you want to inspect the stockholder list, email investinfo@globalindustrial.com to schedule an appointment. In addition, the list of stockholders will also be available during the Annual Meeting through the Annual Meeting Website for those stockholders who choose to attend.
Changing or Revoking Your Proxy
Your virtual attendance at the Annual Meeting will not automatically revoke your proxy.
Stockholders of record. If you are a stockholder of record, you may change or revoke your proxy at any time before a vote is taken at the Annual Meeting by executing and forwarding to us a later-dated proxy or by voting a later proxy over the telephone or the Internet or by virtually attending the Annual Meeting and voting.
Beneficial owners. If you are a beneficial owner of shares, you should check with your broker, bank or other nominee that holds your shares to determine how to change or revoke your vote.

Global Industrial Company 2024 Proxy Statement | 9

Abstentions
➢    Proposal 1 – Abstentions will have no effect on the election of directors.
➢    Proposal 2 – Abstentions will have the same effect as a negative vote regarding the ratification of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.
➢    Proposal 3 – Abstentions will have the same effect as a negative vote regarding the approval of the compensation of the Company's named executive officers.
Broker Non-Votes
A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because they do not have discretionary voting power for that proposal and have not received instructions from the beneficial owner.
If you are a beneficial owner whose shares are held by a broker, as stated above you must instruct the broker how to vote your shares. If you do not provide voting instructions, your broker is not permitted to vote your shares on Proposal 1 (Election of Directors) and Proposal 3 (Approval of the Compensation of the Company's Named Executive Officers).

In the absence of voting instructions, the broker may only register your shares as being present at the Annual Meeting for purposes of determining a quorum and may vote your shares on Proposal 2 only (Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2024).
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1932, as amended (the “Exchange Act”). When used in this Proxy Statement, the words “estimated”, “anticipated”, “expect”, “believe”, “intend” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include discussions of strategy, plans or intentions of management. Forward-looking statements are subject to risks, uncertainties and assumptions about the Company and future events, and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Proxy Statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Proxy Statement or to reflect the occurrence of unanticipated events, except to the extent required under applicable law.

10 | Global Industrial Company 2024 Proxy Statement

Frequently Asked Questions
Why am I receiving this Proxy Statement?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of 2024 Annual Meeting of Stockholders. This solicitation is made by the Company on behalf of the Board of Directors.

Who is entitled to vote at the Annual Meeting?
If you held shares of common stock of the Company at the close of business on April 12, 2024, you may vote at the Annual Meeting. Each share is entitled to one vote on each matter presented for consideration and action at the Annual Meeting.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares online during the open poll section of the Annual Meeting. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

What are the voting rights of stockholders?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

What am I being asked to vote on, and what are the Board of Directors’ voting recommendations?
Proposal 1: To vote on the election of the eight director nominees named in this Proxy Statement.

Proposal 2: To vote on the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2024.

Proposal 3: To vote on an advisory (non-binding) basis on the compensation of the Company's named executive officers.

The Board of Directors recommends that you vote “FOR” the election of the Board’s director nominees, “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal year 2024 and “FOR” the compensation of our named executive officers.

The proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted as the Board recommends, including with discretionary authority as to any and all other matters that may properly come before the Annual Meeting,

What will constitute a quorum at the Annual Meeting?
The presence in person (virtually) or by proxy of the holders of a majority of the outstanding capital stock of the Corporation entitled to vote at a meeting of stockholders will constitute a quorum for the transaction of business at the Annual Meeting. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the Annual Meeting for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each matter?
Assuming the presence of a quorum, the following votes are required to approve each proposal:

Election of Directors. The vote of a plurality of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to elect the nominated directors to the Board. When voting by proxy with respect to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes for specific nominee.

Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2024. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.

Approval of the Compensation of the Company's Named Executive Officers. The affirmative vote of a majority of the outstanding shares of common stock entitled to vote and present, virtually or by proxy, at a meeting at which a quorum is present will be required to approve the compensation of the Company's named executive officers. This proposal is advisory only and is not binding on the Company or the Board.

Why is the Annual Meeting online only? How do I attend the Annual Meeting?
The Annual Meeting will be exclusively conducted via live audio webcast, a format designed to improve stockholder access, and save the Company and our stockholders time and money. In addition to online attendance, our meeting format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the Annual Meeting and vote online during the open poll section of the Annual Meeting.

Global Industrial Company 2024 Proxy Statement | 11

You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on April 12, 2024, the record date for the Annual Meeting.

To virtually attend the Annual Meeting, go to www.virtualshareholdermeeting.com/GIC2024; then, you must enter your Control Number. Please allow ample time for online check-in, which will begin at 11:45 a.m. Eastern Time, on June 3, 2024.

How do I vote during the virtual Annual Meeting?
If you are a stockholder as of the record date, you may vote during the Annual Meeting by entering your Control Number and following the instructions available on the Annual Meeting Website at www.virtualshareholdermeeting.com/GIC2024 during the Annual Meeting.

How can I ask questions during the Annual Meeting?
The virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of the Board of Directors or management. During the Annual Meeting, we will answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. Stockholder questions may be submitted in the field provided in the web portal at or before the time that matters are brought before the Annual Meeting for consideration.

What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting Website log in page.

If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you submit the enclosed proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. If you are not a stockholder of record but hold the shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the Annual Meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I access the proxy materials and the 2023 Annual Report over the Internet?
Our proxy materials and the 2023 Annual Report are available at www.proxyvote.com or on our website at www.globalindustrial.com.

How may I obtain a paper copy of the proxy materials and the 2023 Annual Report?
The Notice of the Internet Availability of the proxy materials provides instructions about how to obtain a paper copy of the proxy materials and the 2023 Annual Report. If you did not receive the Notice, you will receive a paper copy of the proxy materials and the Annual Report by mail.

Who pays the costs of soliciting proxies?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and we will reimburse them for expenses in so doing. Consistent with our voting procedure, directors, officers and other regular employees of the Company may also request the return of proxies by telephone or fax, or in person.

What is “householding”?
SEC rules allow us to send a single copy of the proxy materials or the Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules. This practice is referred to as “householding” and we use this process to achieve savings of paper and mailing costs.

How can I find voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Annual Meeting, as required by SEC rules.

12 | Global Industrial Company 2024 Proxy Statement

Proposal No. 1 – Election of Directors
At the Annual Meeting, eight directors are to be elected to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualify. All nominees are current Global Industrial Board members who were elected by the stockholders at the 2023 annual meeting of stockholders, except for Mr. Gary S. Michel, who was appointed to the Board as an independent director on February 20, 2024.
There are no family relationships among any of our directors or executive officers or nominees for director or executive officer, except that Messrs. Richard, Bruce and Robert Leeds are brothers. Except as disclosed herein, there were no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director.
The accompanying proxy will be voted FOR the election of the Board’s nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board reduces the number of nominees, for such other person or persons as the Board may designate.
When voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.
Director Nominees
Biographical information with respect to our eight director-nominees is set forth below. Each nominee named in this Proxy Statement has consented to being nominated for director and has agreed to serve if elected. All of the nominees named in this Proxy Statement for election to the Board were unanimously recommended by the Nominating/Corporate Governance Committee and were unanimously nominated by the Board.

Richard B. Leeds Executive Chairman
Principal Occupation and Positions Held

•Age: 64
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Richard B. Leeds joined the Company in 1982 and served as our Chairman and CEO from April 1995 until becoming our Executive Chairman in March 2016. He also served as President of our Industrial Products Group until 2011.

Mr. Leeds was selected to serve as Executive Chairman of our Board due to his experience and depth of knowledge of Global Industrial and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment and leadership qualities.

Bruce Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 68
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Bruce Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our International Operations until 2005.

Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, his experience in international business, as well as his exceptional business judgment.

Global Industrial Company 2024 Proxy Statement | 13

Robert Leeds Vice Chairman
Principal Occupation and Positions Held

•Age: 68
•Year in which First Elected a Director: 1995
•Committee(s) Served: Executive Committee
•Principal Occupation and Other Information: Robert Leeds joined the Company in 1977 and has served as our Vice Chairman since April 1995. He also served as President of our Domestic Operations until 2005 and as Chief Executive of the North American Technology Products Group from 2013 to 2015.

Mr. Leeds was selected to serve as a director on our Board because of his experience and depth of knowledge of the Company and the direct marketing and industrial products industries, his role in developing and managing our business strategies and operations, as well as his exceptional business judgment.

Barry Litwin Chief Executive Officer
Principal Occupation and Positions Held

•Age: 57
•Year in which First Elected a Director: 2017
•Committee(s) Served: None
•Principal Occupation and Other Information: Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin received a BS degree from Indiana University and an MBA in Operations from Loyola University, Quinlan School of Business.

Mr. Litwin was selected to serve as a director on our Board due to his e-commerce and direct marketing expertise.

14 | Global Industrial Company 2024 Proxy Statement

Chad M. Lindbloom Independent Director
Principal Occupation and Positions Held

•Age: 59
•Year in which First Elected a Director: 2017
•Committee(s) Served: Chair of the Audit Committee, Chair of the Compensation Committee and Member of the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Mr. Lindbloom was employed by C.H. Robinson Worldwide, Inc. – one of the world’s largest third-party logistics providers – from June 1990 through March 2018 in various roles, including Chief Information Officer, Chief Financial Officer and Controller. Mr. Lindbloom received a BS and MBA from the Carlson School of Management at the University of Minnesota.

Mr. Lindbloom was selected to serve as a director on our Board due to his supply chain and logistics expertise, as well as his skills relating to financial statement and accounting matters.

Gary S. Michel Independent Director
Principal Occupation and Positions Held

•Age: 61
•Year in which First Appointed a Director: 2024
•Committee(s) Served: Member of the Audit Committee and the Compensation Committee
•Principal Occupation and Other Information: Gary S. Michel previously served as president, chief executive officer and member of the board of directors of JELD-WEN Holding, Inc. from 2018 to 2022, as well as chair of its board of directors from 2021 to 2022. Gary previously worked at Honeywell International, Inc., where he served as the president and chief executive officer of the Home and Building Technologies strategic business group from 2017 to 2018. He began his career at Ingersoll Rand, where he spent 33 years, most recently as senior vice president and president of its residential heating, ventilation and air conditioning business. Gary received a BS from Virginia Tech and an MBA from the University of Phoenix.

Mr. Michel was selected to serve as a director on our Board due to his extensive manufacturing and distribution industry experience, as well as his management, financial and leadership skills.

Global Industrial Company 2024 Proxy Statement | 15

Paul S. Pearlman Independent Director
Principal Occupation and Positions Held

•Age: 70
•Year in which First Elected a Director: 2019
•Committee(s) Served: Member of the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee
•Principal Occupation and Other Information: Since March 2020, Mr. Pearlman has been a partner in Zeughauser Group, LLC, a nationally prominent law firm and management consulting firm. From August 2000 through December 2019, Mr. Pearlman was the Managing Partner of Kramer Levin Naftalis & Frankel LLP, a New York City headquartered international law firm and Mr. Pearlman continued to serve as Counsel, Managing Partner Emeritus in the firm until January 31, 2022. Prior thereto, he was a partner in the firm practicing in the areas of private equity and corporate restructuring. Mr. Pearlman is a 1978 cum laude graduate of St. John’s University School of Law and a 1975 graduate of George Washington University.

Mr. Pearlman was selected to serve as a director on our Board due to his business and legal experience and acumen as well as his management, financial and leadership skills as the head of a prominent international law firm.

l Robert D. Rosenthal Independent Director
Principal Occupation and Positions Held

•Age: 75
•Year in which First Elected a Director: 1995
•Committee(s) Served: Chair of the Nominating/Corporate Governance Committee, Member of the Audit Committee, the Compensation Committee and the Executive Committee
•Principal Occupation and Other Information: Robert D. Rosenthal has been the lead independent director since October 2006. Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983. Mr. Rosenthal is the Chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York. Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.

Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

The Board of Directors unanimously recommends a vote "FOR" the election of all nominees named above.

16 | Global Industrial Company 2024 Proxy Statement

Corporate Governance
Corporate Governance Overview
The business and affairs of the Company are managed under the direction of our Board, as provided by Delaware law, and the Company conducts its business through meetings of the Board and its three independent committees: the Audit Committee, the Compensation Committee, and the Nominating/Corporate Governance Committee.

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Some notable features of our corporate governance are summarized as follows:

WHAT WE DO:		WHAT WE DON'T DO:
✓	All Board Committees Composed 100% of Independent Directors: Our Board’s principal committees, Audit, Compensation and Nominating/Corporate Governance, are composed entirely of independent directors.	X	No Supermajority Voting Requirements: The Company does not have any supermajority voting provisions in its organizational documents.
✓
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG: In February 2023, oversight of cybersecurity and ESG initiatives was formalized as recurring agenda items for the Audit and Nominating/Corporate Governance Committees, respectively. The Board is responsible for the oversight of Global Industrial’s risk management process. Risk management is a recurring Board quarterly agenda item and is considered an essential part of business and operations planning.
		X	No Poison Pill: The Company does not have a “poison pill” or a stockholder rights plan in place.
✓
Annual Say-on-Pay Vote: At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.
		X	No Classified Board: All of our directors are elected annually for one-year terms and require a plurality vote to be reelected.
✓
Lead Independent Director and Regular Executive Sessions of Independent Directors: Our Lead Independent Director and the other independent directors of our Board are actively involved in corporate governance matters and, as with each of the Board’s principal committees, routinely meet in executive session without management several times during the year.
		X	No Material Restrictions on Stockholder Rights: There are no material restrictions on our stockholders’ right to call special meetings.
✓
Annual Board and Committee Self-Evaluations: The Board and each of its principal committees conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
		X	No Overboarded Directors: None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.

Global Industrial Company 2024 Proxy Statement | 17

Commitment to Stockholder Engagement
We appreciate and value the feedback of our stockholders and engage with them throughout the year, not just in advance of proxy season. In 2023, management engaged in several meetings with our stockholders, including meetings, in-person facilities tours, telephone calls, video conferences and written correspondence. During this stockholder outreach, we make a point of providing direct access to our most senior leadership, including our CEO and CFO, and in some cases, members of our Board, such as our Lead Independent Director and Nominating/Corporate Governance Committee Chair. Specifically, we invite the input of our stockholders to better appreciate their perspectives on governance, ESG, performance and strategic issues. We accord great weight to our stockholders’ concerns.
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.

We will continue to engage with our investors to receive constructive feedback on governance and other topics and to provide disclosure to our stockholders detailing our progress in these pursuits.
Corporate Governance Documents
We maintain a corporate governance page on our website that includes key documents relating to our corporate governance, including our:
• Corporate Governance Guidelines and Principles;
• Corporate Ethics Policy;
• Charter of the Audit Committee;
• Charter of the Compensation Committee; and
• Charter of the Nominating/Corporate Governance Committee.

Each of these corporate governance documents is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.” The documents noted above will also be provided without charge to any stockholder who requests them. We annually review our corporate governance policies, and regularly monitor emerging developments in corporate governance and enhance our policies and procedures to conform with current thinking on best practices when our Board determines that it would benefit our Company and our stockholders to do so. In 2023, in keeping with our commitment to good governance practices, we adopted and/or amended policies pertaining to clawback of executive compensation, Regulation FD and Insider Trading.
Board Composition
Our Board currently consists of eight members, four of whom are independent under the rules of the SEC and NYSE. Our Board is led by Executive Chairman Richard B. Leeds and Vice Chairmen Bruce Leeds and Robert Leeds. Our independent directors have designated Robert D. Rosenthal to be the Lead Independent Director.
Board Leadership Structure
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits Global Industrial and our stockholders.

Although the Board does not have an express policy on whether or not the roles of CEO and Executive Chairman of the Board should be separate and if they are to be separate, whether the Executive Chairman of the Board should be selected from the non-management directors or be an employee, the Board believes that it should have the flexibility to make a determination from time to time in a manner that is in the best interests of Global Industrial and our stockholders at the time of such determination.

18 | Global Industrial Company 2024 Proxy Statement

Our Board believes that the most effective Board leadership structure for Global Industrial at present is for the roles of CEO and Executive Chairman of the Board to be separate. Further, the Board believes that our Executive Chairman and two Vice Chairmen should also have management roles, so that our Executive Chairman and Vice Chairmen remain in closer touch with the operations of our business and, together with our CEO, can focus their attention on different aspects of the strategic and operational mission of Global Industrial, according to their respective areas of expertise.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Executive Chairman regarding any specific feedback or issues, provides the Executive Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Executive Chairman regarding information to be provided to the independent directors in performing their duties.

Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.
Identification and Evaluation of Director Candidates
The Nominating/Corporate Governance Committee solicits recommendations for Board candidates from a number of sources, including our current directors, our officers and individuals personally known to the members of the Board. The Nominating/Corporate Governance Committee will consider candidates submitted by stockholders when submitted in accordance with our bylaws and applicable law. The Nominating/Corporate Governance Committee will consider all candidates identified through the processes described above and will evaluate each of them on the same basis. The level of consideration that the Nominating/Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the Nominating/Corporate Governance Committee.

In nominating candidates, the Nominating/Corporate Governance Committee takes into consideration such factors as it deems appropriate, such as the experience, skills and background of candidates that are likely to complement the Board’s existing composition of continuing directors and facilitate and enhance the Board’s ability to oversee and monitor Global Industrial's business and affairs. While a candidate’s overall ability and experience will determine the candidate’s suitability, the Nominating/Corporate Governance Committee’s assessment of director candidates places primary emphasis on the following criteria:

•for non-management directors, independence;
•personal and professional ethics, integrity, values and judgment;
•leadership skills;
•strategic thinking;
•ability and willingness to devote sufficient time to carrying out the duties and responsibilities of the Board;
•breadth of knowledge about matters affecting the industry;
•the needs of the Company with respect to the particular talents and experience of its directors and the interplay of the candidate’s experience with that of other Board members; and
•diversity of viewpoints, backgrounds and experience.
On February 20, 2024, Mr. Gary S. Michel was appointed to the Board in order to fill the vacancy created by the resignation of Thomas R. Suozzi upon his election to the U.S. House of Representatives in a special off-cycle election held on February 13, 2024 to fill a vacant seat for New York's 3rd Congressional District. Mr. Michel was appointed after a thorough review and comprehensive nomination and vetting process. The pool of candidates considered by the Nominating/Corporate Governance Committee represented diversity of gender, ethnicity, skills and experience. Ultimately, the Company prioritized Mr. Michel's extensive expertise in the manufacturing and distribution industry. Mr. Michel presented a unique background and skill set to round out the expertise deemed critical for our Board in the current business environment and in alignment with the Company's strategic vision.

Global Industrial Company 2024 Proxy Statement | 19

Board Experience and Skills
We believe that the current mix of independent directors and non-independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and our stockholders. Our director nominees represent a range of perspectives, including with respect to attributes, skills and experience, as detailed below. A particular director nominee may possess additional experience, attributes, or skills, even if not indicated below.

Experience and Skills	% of Directors
Business Management/Executive Leadership Experience Directors with prior experience in executive leadership positions bring the qualifications and skills to develop and oversee our strategy, to create and drive long-term value and to identify, motivate and retain individual leaders.	100%
Business Ethics, Integrity and Values A high level of understanding of business ethics is critical to a director’s oversight function on the Board.	100%
Corporate Governance/Public Company Experience Directors who have served on other public company boards have experience overseeing and providing insight and guidance to management and bring critical knowledge of governance to our organization.	100%
Risk Assessment and Risk Management Directors with experience assessing and managing risk bring skills critical to the Board’s oversight of our risk assessment and risk management programs.	100%
Industry or Customer Base Experience Directors with leadership and/or operational experience in industries relevant to our business bring practical understanding of our business and effective oversight of implementation of strategy.	100%
Financial, Audit and Accounting Expertise Financial, audit and accounting expertise, particularly knowledge of finance and financial reporting processes, is critical to understanding and evaluating our capital structure and overseeing the preparation of our financial statements and internal controls over financial reporting.	100%

20 | Global Industrial Company 2024 Proxy Statement

Board and Committee Performance Self-Evaluations
To optimize the performance of the Board and its committees each year, the Board and its principal committees conduct a robust annual self-assessment that elicits candid feedback on the performance and effectiveness of the Board and its principal committees, as well as on the efficacy of the self-evaluation process itself. As part of this self-assessment, directors are asked to consider the Board’s composition and structure, key responsibilities and meetings, among other criteria. Each committee separately conducts its own assessment, and in assessing its structure and performance, considers its role and the responsibilities articulated in its committee charter, the composition of the committee and the conduct of committee meetings. Throughout the year, the Board and each of its principal committees routinely use a portion of their regularly scheduled executive sessions to examine the degree and effectiveness of their oversight functions and continually explore opportunities for self-improvement.
Director Independence
In connection with its annual review of director independence, the Board has determined that each of Messrs. Lindbloom, Michel, Pearlman and Rosenthal has no material relationship with the Company (directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company) and meets the standards for independence required by the NYSE and SEC rules. The Board has not adopted any other categorical standards of materiality for independence purposes.

Among other factors, the Board based its determination on:

✓ the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the NYSE;
✓    the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
✓    information provided by the directors to Global Industrial, which did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the non-management directors.

In making its determination, the Board took into consideration that: (i) certain Global Industrial directors and executive officers have invested funds with or through a private investment firm, of which Mr. Rosenthal is Chairman and CEO (and which firm receives fees in respect of such investments), and may continue to do so in the future; and (ii) Mr. Rosenthal is on the board of directors or is a trustee of several entities that are part of the Northwell Health complex of hospitals, clinics and healthcare providers, to which Global Industrial sells products on an arm’s length basis, without Mr. Rosenthal’s involvement, and that Mr. Rosenthal has no financial or other interest in any such transactions. The Board determined that such relationships were not material and did not vitiate the independence of Mr. Rosenthal.

As a “controlled company,” Global Industrial is exempt from the NYSE requirement that listed companies have a majority of independent directors. A “controlled company” is defined by the NYSE as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company. Global Industrial is a “controlled company” in that more than 50% of the voting stock for the election of directors of Global Industrial, in the aggregate, is owned by certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds, each of whom is an officer and director of Global Industrial) and certain Leeds family trusts and other entities controlled by them (collectively, the “Leeds Group”). The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain shares they each own. For more information, see Transactions with Related Persons on page 72 of this Proxy Statement.

Global Industrial Company 2024 Proxy Statement | 21

Risk Oversight
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG
Our Audit Committee has primary responsibility for cybersecurity oversight. Cybersecurity risk is assessed and tracked as a significant risk faced by the Company and is closely managed along key risk indicators covering security maturity, risk exposure, and security operations. Performance against these indicators is regularly measured and discussed, among other things, in our Board reporting.

Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
In February 2023, oversight of cybersecurity and ESG initiatives was formalized as recurring agenda items for the Audit and Nominating/Corporate Governance Committees, respectively.
Delegation to Board Committees
The Board has delegated to each of its principal committees oversight of certain aspects of our risk management process.
Among its duties, the Audit Committee reviews with management (a) processes with respect to risk assessment and management of risks that may be material to Global Industrial, (b) our system of disclosure controls and system of internal controls over financial reporting and (c) our compliance with legal and regulatory requirements.
The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the compensation policies for all our employees in the context of how such policies affect and promote our risk management goals and objectives.
The Nominating/Corporate Governance Committee is responsible for overseeing any transactions between the Company and any related party and any other potential conflicts of interest situations on an ongoing basis in accordance with Company's policies and procedures.
All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Day-to-Day Risk Management
Our senior management is responsible for day-to-day risk management.
Our Internal Audit Department serves as the primary monitoring and testing function for Company-wide policies and procedures and manages the day-to-day oversight of the risk management strategy for the ongoing business of Global Industrial. This oversight includes identifying, evaluating and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels. From time to time, the Internal Audit Department uses third-party professionals, to contribute specialized expertise as needed to perform assessments and fashion recommendations. The Vice President, Internal Audit reports directly to our Audit Committee quarterly and works closely with our CFO on matters that may impact our exposure to risk.
We believe the division of risk management responsibilities described above is an effective strategy for addressing the risks facing Global Industrial and that our Board leadership structure supports this approach.
No Director Overboarding
In order to stay aligned with best practices and to ensure the appropriate level of commitment, we endeavor to ensure that our Board members are not overboarded. None of our directors serve on any other public company board, enabling them to bring sufficient focus and commitment to oversight of the Company's strategy and operations.
New Director Orientation
Orientation and onboarding of new directors is overseen by the Nominating/Corporate Governance Committee. New directors are required to complete a series of annual compliance questionnaires and financial disclosures, as well as

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familiarize themselves with the Company’s governance practices and procedures. As opportunities allow, directors are encouraged to participate in on-site facilities tours to gain a heightened understanding of the Company’s operations.
Board Meetings
Our Board held ten meetings in fiscal year 2023. All of the directors attended at least 75% of the meetings of the Board and the respective committees of the Board on which they were members.

At last year’s annual meeting of stockholders held on June 5, 2023, 88% of the directors attended the meeting. We do not have a policy with regards to directors’ attendance at the Company's annual meeting of stockholders.
Meetings of Non-Management Directors
The NYSE requires the "non-management directors," or independent directors, of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements:

➢ the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the Board of Directors; and
➢ a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group (this method is described below under “Communicating with the Board”).
The Board’s non-management, or independent, directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Mr. Rosenthal), at least quarterly.
Lead Independent Director
Our bylaws require the Board’s independent directors to elect one independent director to serve as the Lead Independent Director. The independent directors have designated Mr. Rosenthal to serve as the Company’s Lead Independent Director.

In addition to presiding at executive sessions of non-management directors, the Lead Independent Director has the responsibility of coordinating the activities of the independent directors, and performing the following functions:

➢    advising the Executive Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent directors can perform their duties responsibly while not interfering with the day-to-day management of Global Industrial’s operations;
➢ providing the Executive Chairman with input as to the preparation of agendas for the Board and committee meetings;
➢ advising the Executive Chairman as to the quality, quantity and timeliness of the flow of information from our management that is necessary for the independent directors to effectively and responsibly perform their duties, and although our management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;
➢ recommending to the Executive Chairman the retention of consultants who report directly to the Board;
➢    assisting the Board and our officers in assuring compliance with and implementation of the Company’s various corporate governance policies, procedures and protocols; and taking principal responsibility for recommending revisions to the corporate governance policies;
➢    coordinating and developing the agenda for, and moderating executive sessions of, the independent directors of the Board, and acting as principal liaison between the independent directors and the Executive Chairman on select issues; and
➢ recommending to the Executive Chairman, on behalf of the Nominating/Corporate Governance Committee, the membership of the various Board committees.

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Committees of the Board
The Board has a standing Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee. In addition, the Board has an Executive Committee empowered to act for the Board in certain circumstances, but the Executive Committee did not exercise such power in 2023. For more information, see Executive Committee on page 26 of this Proxy Statement.
Committee Composition

	Independent	Audit Committee*	Compensation Committee	Nominating/Corporate Governance Committee	Executive Committee
Richard B. Leeds	No
Bruce Leeds	No
Robert Leeds	No
Chad M. Lindbloom	Yes
Gary S. Michel	Yes
Paul S. Pearlman	Yes
Robert D. Rosenthal	Yes
*     All members of the Audit Committee have been determined by our Board to be Audit Committee Financial Experts within the meaning of applicable SEC regulations and in compliance with NYSE requirements.
KEY: = Member = Chairman
Audit Committee
Number of Meetings Held in Fiscal Year 2023: Eight
The Audit Committee is appointed by the Board to assist the Board with oversight of:
➢ the integrity of our financial statements;
➢ our compliance with legal and regulatory requirements;
➢ the independence and qualifications of our external auditors; and
➢ the performance of our internal audit function and external auditors.
It is the Audit Committee’s responsibility to retain or terminate our independent registered public accountants, which audit our financial statements, and to prepare the Audit Committee report that the SEC requires to be included in our annual proxy statement. For more information, see Report of the Audit Committee on page 67 of this Proxy Statement.

As part of its activities, the Audit Committee meets with our auditors at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.

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In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and audit procedures.

In February 2023, oversight of cybersecurity was formalized as a recurring agenda item for the Audit Committee. Our Audit Committee is responsible for oversight of the activities of our IT department (which reports to our Senior Vice President and Chief Information Officer ("CIO")) and receives quarterly reports from our CIO that cover, among other things, cybersecurity threats, mitigation measures, and preventative procedures and software.
The Audit Committee is also responsible for establishing procedures for:
➢     the receipt, retention and treatment of complaints received by Global Industrial regarding accounting, internal accounting controls and audit matters; and
➢     the confidential, anonymous submission by employees of Global Industrial of concerns regarding questionable accounting or audit matters.
In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, our risk assessment and risk management processes, although it is senior management’s responsibility to assess and manage our exposure to risk under the oversight of the Board.
In addition, the Audit Committee works together with the Compensation Committee to ensure that our compensation policies address and promote our risk management goals and objectives. The Audit Committee also discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures.
The Board has determined that Messrs. Lindbloom, Michel, Pearlman and Rosenthal are qualified as audit committee financial experts within the meaning of applicable SEC regulations and the Board has determined that each of them has accounting and related financial management expertise under the rules of the NYSE.
Global Industrial does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve. However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Company's Audit Committee. Any such determination will be disclosed in our annual Proxy Statement. Currently no member of the Company's Audit Committee serves on the audit committee of more than two other publicly-owned companies.
Compensation Committee
Number of Meetings Held in Fiscal Year 2023: Five
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the other executive officers of Global Industrial;
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
The Compensation Committee also prepares an annual report on executive compensation for inclusion in our annual proxy statement. For more information, see Compensation Committee Report on page 50 of this Proxy Statement.
In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Audit Committee, to ensure our compensation policies address and promote our risk management goals and objectives.

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Nominating/Corporate Governance Committee
Number of Meetings Held in Fiscal Year 2023: Five
The Nominating/Corporate Governance Committee’s responsibilities include, among other things:
➢     identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders;
➢     identifying and recommending nominees to fill any vacancy, however created, on the Board; and
➢ developing and recommending to the Board a code of business conduct and ethics applicable to the Company and a set of corporate governance principles applicable to the Company and reviewing each of them at least once a year.
In addition, in February 2023, oversight of ESG initiatives was formalized as a recurring agenda item for the Nominating/Corporate Governance Committee.
Diversity Commitment
In February 2022, the Nominating/Corporate Governance Committee, with unanimous Board support, committed to endeavoring to include, and requiring any search firm that it engages to endeavor to include, diverse candidates in initial pools of director nominees if and to the extent Board vacancies should arise.

The Nominating/Corporate Governance Committee looks for individuals who have very high integrity, significant business experience and a genuine interest in Global Industrial. We believe that each of the director nominees bring these qualifications to our Board. Moreover, they provide our Board with a diverse complement of specific business skills, experience and perspectives.
On February 20, 2024, Mr. Gary S. Michel was appointed to the Board in order to fill the vacancy created by the resignation of Thomas R. Suozzi upon his election to the U.S. House of Representatives in a special off-cycle election held on February 13, 2024 to fill a vacant seat for New York's 3rd Congressional District. Mr. Michel was appointed after a thorough review and comprehensive nomination and vetting process. The pool of candidates considered by the Nominating/Corporate Governance Committee represented diversity of gender, ethnicity, skills and experience. Ultimately, the Company prioritized Mr. Michel's extensive expertise in the manufacturing and distribution industry. Mr. Michel presented a unique background and skill set to round out the expertise deemed critical for our Board in the current business environment and in alignment with the Company's strategic vision.
Executive Committee
Our Executive Committee convenes only on an as-needed basis if it is otherwise impracticable to convene our full Board in a timely manner. In 2023, the Company did not identify a need to convene the Executive Committee.
Number of Meetings Held in Fiscal Year 2023: None
Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to:
➢     oversee our operations;
➢    supervise our executive officers;
➢ review and make recommendations to the Board regarding our strategic direction; and
➢ authorized to review and make recommendations to the Board regarding possible acquisitions or other significant business transactions.
The Executive Committee is also authorized to manage the affairs of Global Industrial between meetings of the Board. The Executive Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, our Certificate of Incorporation or bylaws or other resolutions adopted by the Board, but the Executive Committee did not exercise its power in 2023. The current members of the Executive Committee are Messrs. Richard B. Leeds, Bruce Leeds, Robert Leeds and Robert D. Rosenthal.

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Communicating with the Board
Stockholders and other interested parties may communicate with the Board, any committee of the Board, any individual director (including the Lead Independent Director) or the independent directors as a group, by directing communication to:

investinfo@globalindustrial.com

Office of the Corporate Secretary Global Industrial Company 11 Harbor Park Drive Port Washington, NY 11050
Communications from stockholders will be distributed to the entire Board unless addressed to a particular committee, director or group of directors. The Corporate Secretary will not distribute communications that are unrelated to the duties of the Board, such as spam, junk mail, mass mailings, business solicitations and advertisements.

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Corporate Responsibility at Global Industrial
As our name suggests, we at Global Industrial think of our corporate responsibility in global terms. As citizens of a global community, we embrace responsible ESG stewardship as an essential part of our mission to build a successful business, and to affirm and align with the expectations of our stakeholders, which include our associates, customers, suppliers and stockholders. As stakeholder expectations change and evolve, including those around ESG matters, we are committed to changing and evolving with them. We have a strong foundation upon which to do so, which includes investing in infrastructure and innovation, trusting and empowering our associates, supporting local communities in which our associates work and live, embracing a conservative approach to our own resource use, and providing products and services to our customers designed specifically to reduce resource consumption throughout their supply chains.
Environmental, Social & Governance Initiatives
In 2021, we established a cross-disciplinary ESG Task Force to lead our ESG efforts. The ESG Task Force includes members from the Legal, Merchandising, Operations and Human Resources departments. The ESG Task Force not only gathered data about previous and ongoing ESG initiatives throughout our various business units, but also continues its work by charting ESG objectives for the Company moving forward. The progress of the ESG Task Force is tracked on an ongoing basis and is subject to oversight by management, our Nominating/Corporate Governance Committee and our Board.

In December 2023, we released our annual ESG report available at www.globalindustrial.com/esg. Our annual report provides an overview of our ESG efforts and highlights our commitment to ESG initiatives looking forward. The ESG Report and the initiatives included reflect the universal commitment of our Board, executive team and our associates to our corporate mission of responsible stewardship.

ESG responsibility is an important aspect of our business mission and throughout the past year, we have built upon our ESG initiatives by advancing existing efforts and launching new programs. We remain steadfast in our commitment to corporate citizenship, focusing on customer success, environmental sustainability, associate growth and well-being and community outreach.
We believe that these initiatives at the highest level of Global Industrial underscore the importance we place on ESG initiatives, and communicates a message to our various stakeholders, internal and external, that sustainability, diversity and inclusion are among our highest priorities as we continue to advance our business objectives.
Environmental Sustainability
At Global Industrial, environmental responsibility is an important aspect of our business mission.

In addition to doing our fair share for the global environment, it is our hope that our demonstrated commitment to sustainability initiatives will serve as a positive model of corporate civic responsibility in the communities we serve.

Associates at all levels are required to follow Company procedures designed to comply with local, state and federal environmental laws and regulations. We strive to minimize the environmental impact of our operations in the communities in which we operate, and to be mindful of conservation of natural resources. In addition, we continually work toward reducing our environmental footprint through various sustainability initiatives, which include:

•Sustainable Products from Recycled Materials. One of our innovations from this past year involved repurposing post-consumer recycled content into durable product offerings, such as outdoor benches, matching picnic tables and trash containers in multiple colors. These products are long-lasting and made primarily from recycled plastic, saving trees and reducing waste in landfills at the same time.
•Water Bottle Filling Stations. One of Global Industrial’s product lines includes both indoor and outdoor water bottle filling stations with multiple options for dispensing refrigerated, filtered water. Three of the models in this product line include built-in sensors that measure the number of equivalent, single-use plastic bottles saved for every 20-ounces of water dispensed into a reusable bottle. Using water bottle filling stations such as those offered by Global Industrial enhances sustainability by minimizing dependency on disposable single-use plastic bottles.
•Reduction of Fuel Emissions. In 2019, Global Industrial completed the installation of electric vehicle charging stations at our corporate headquarters. Our new distribution center in Toronto, Canada, also offers charging

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stations for electric vehicles. By installing the electric vehicle charging stations, we are encouraging the use of renewable energy while decreasing dependence on fossil fuels.
•Cardboard Recycling. All of our distribution centers have a cardboard recycling process in place. Recycling cardboard significantly reduces the volume of waste Global Industrial sends to landfills.
•Reduction in Single-Use Plastic Bags Initiative. Global Industrial is currently exploring an initiative aimed at reducing consumption of single-use plastic bags by instead utilizing certified recycled paper bags that are biodegradable for packaging our hardware included with certain Global Industrial Exclusive BrandsTM products. This initiative, once fully implemented, could result in the elimination of up to 150,000 single-use plastic bags annually based on the current scale of our business. Global Industrial Exclusive BrandsTM include products from the Global Industrial®, Nexel® and Interion® lines.
•Foam Reduction Initiative Targeted for 2025: Update. Global Industrial has made great strides in its foam reduction initiative. As of December 31, 2023, the packaging of approximately 1,382 Global Industrial Exclusive BrandsTM products has been successfully re-engineered to exclude foam. Over the course of a year, the impact of our foam reduction initiative represents a decrease in the amount of foam waste deposited in landfills by over 135,000 pounds, or the equivalent of 97,707 cubic feet.
•Package Size Optimization. In our distribution centers, we use a software platform that optimizes and reduces the size of cardboard boxes when packaging our products. The platform endeavors to match product size to box size as closely as possible in an effort to improve space efficiency while reducing consumption of packaging materials. This not only translates into lower freight costs, but also lower and more efficient utilization of transportation-related energy consumption.
•Efficient Shipping Practices. In addition to using software designed to optimize box selection when packaging our products, Global Industrial also strives to ensure, where possible, that in-stock Global Industrial Exclusive Brands™ products are shipped to our customers, from the distribution center closest to the delivery address. Shipping from the nearest distribution center increases efficiency while decreasing shipping time and fuel emissions.
•Sustainable Packaging Options. Global Industrial offers sustainable packaging options, such as its line of Global Industrial® corrugated boxes, which come in varying sizes and strengths. Further, Global Industrial is continuing its innovative efforts with plans to introduce additional sustainable options for our customers’ packaging needs all while keeping the environment at the forefront.

Social Responsibility
A Strong Tradition of Social Stewardship
We started in 1949 as a small family-run material handling company in New York, and over 70 years later we are still aligned with our customers through innovative products, services and powerful multi-channel operational excellence solutions. Today, more than ever, we are determined to provide “people programs” that unlock and unleash the full potential of every associate.
Our primary social goals as a Company are two-fold: strengthening the Global Industrial culture by developing our associates through our human sustainability initiatives and servicing the communities in which we are situated through community outreach projects. These human sustainability objectives are accomplished through listening and creating effective people solutions that will foster a workplace where associates can learn, participate, belong and contribute to their fullest potential.

Global Industrial’s mission of social responsibility extends outward, as well, to include the communities we serve. We have introduced recent initiatives to support charitable organizations in our surrounding communities whose aims align with our corporate responsibility goals and also promote our associates’ engagement in charitable initiatives.

Our Mission, Vision & Core Values
Mission: Our mission is to keep businesses going and growing with the right products, services, solutions and industrial-strength know-how to keep businesses safe and productive.

Vision: Our vision is to deliver an unrivaled business experience for our business partners by knowing our customers better than anyone else, anticipating and meeting their needs, and cultivating customer loyalty.

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Core Values:

•Can-Do Attitude. We roll-up our sleeves and get things done. We are not spectators; we are doers and movers.
•Unafraid. We are unafraid to chart a new course, challenge the status quo, or try something new. We innovate, seeking to find a better way every day.
•Extra Chip in the Cookie. We deliver unexpected quality and value, adding a “wow” factor to all we do.
•Customer End-to End Happiness. Every associate, whether directly or indirectly, touches the customer and is a brand ambassador.
•Turn on a Dime. We are nimble, responsive, and quickly pivot to meet emerging needs and solve “what’s next.”
•One Team. We collaborate and break down silos and we pitch in where, and as, needed. We do not stand by and let others fail; we work together as one team.
•Do What’s Right. We strive for integrity, honesty and transparency in all that we do.
•Our Associates Matter. Every voice counts. Our people are our greatest advantage. No matter how big a project gets or whatever one’s contribution is, each associate matters.
•Free to Succeed. We believe in eliminating roadblocks on the way to personal achievement. Associates are free to “go” as far as they are willing to “grow,” and, in so doing, enhance the greater good.

We Support Our Associates’ Professional Development
We seek people that embody our core values, and work to give them a reason to stay. Global Industrial empowers its human capital by supporting the personal and professional development of associates through a variety of formal and informal learning opportunities.

Online Learning. Associates are able to enhance their skill sets by taking courses in a learning management system. Courses are available in business skills, computer software, finance and safety compliance.

Additionally, Global Industrial has partnered with an Ivy League university to offer an online program with graduate-level courses that are available to Global Industrial associates in select business units. Upon successful completion of the two-to three-week courses, associates receive a certificate.

Training & Development Programs. We offer to all associates in managerial roles a cross-departmental program called the “Business Leadership Workshop.” This three-day intensive program covers situational leadership training, inter-departmental collaboration and operational best practices.

For our distribution center associates interested in leadership and professional growth training for supervisory roles, we offer our signature L.E.A.D. Academy program. This time-intensive six-month program is capped off with a three-day leadership workshop, followed by a formal graduation ceremony and an award of a certificate of completion.

College Tuition & Certification Reimbursement Program. We also encourage associates to expand their personal and professional growth through formal education of their own choosing. The Company offers tuition support in associate-selected areas of study. Full-time associates who have worked for the Company at least three months may submit for partial reimbursement of academic tuition in their chosen areas of study. We invest in our associates to provide them with an opportunity to further develop their skills and knowledge, with an aim in creating a positive impact on their personal and professional growth.

We Support Our Associates' Health and Safety
The Company values safety across all levels of the organization. We believe that every associate has the right and responsibility to continually seek to prevent injuries and build a safe environment for everyone. The prevention of occupationally-induced injuries and illnesses is of paramount importance to our organization.

Our focus on safety education in our distribution centers this past year has produced measurable results. We have witnessed significant declines in both number and severity of injuries across the Company, in some locations as much as 33% year over year.

The Company distributes weekly safety presentations to each member of distribution center management. These presentations contain a weekly safety theme, with specific daily pointers to achieve that safety objective. The daily

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topic is covered with distribution center associates before each shift starts in an effort to improve team communication and perpetually reinforce the Company’s commitment to safety.

Our behavior-based educational approach to safety in each of our distribution centers is based on empirics and proactive identification of risks by our workforce.

We have implemented local safety committees at each distribution center to provide oversight, training, education, guidance and support to enhance the Company’s positive safety culture.

We Support a Positive Work Culture for our Associates
The Company has made a commitment to providing a work environment free from all forms of harassment or intimidation, including sexual harassment and bullying behavior. Harassment on the basis of race, color, religion, creed, national origin, citizenship, age, disability, pregnancy, sexual orientation, sexual preference, sexual identification, marital status, veteran status, domestic violence victim status, or any other category protected by federal, state, or local law is prohibited at our facilities, Company-sponsored events, work-related travel, over electronic systems or through social media.

Management and associates alike are subject to our Corporate Ethics Policy and Corporate Governance Guidelines and Principles. Global Industrial requires all associates to complete Code of Conduct and Ethics and Harassment Prevention trainings regularly.

We Support Community Outreach
Global Industrial's mission of social responsibility extends outward as well to include the communities we serve. The greatest contribution we believe we can make is to serve our customers and create opportunities for our associates within these communities. Over the years, Global Industrial has supported dozens of local and national non-profit organizations through charitable contributions and in-kind donations

In 2023, we transported our community engagement to the next level by inaugurating a Global Industrial Corporate Day of Service. As the keystone of our "Think Globally, Act Locally" campaign, we partnered with the Helen Keller National Center for Deaf-Blind Youth and Adults (“HKNC”) to reimagine their outdoor campus with the aim of facilitating communal gatherings among their resident population using a curated assortment of our ADA compliant products. HKNC is a non-profit organization located near our headquarters in Port Washington, New York, which provides comprehensive vocational rehabilitation services to the deaf-blind community. The Global Industrial Corporate Day of Service was cascaded to each of our different facilities throughout the Company to enable associates to engage in meaningful social engagement within their local community.

Governance & Risk Mitigation
At Global Industrial, we believe that effective corporate governance is of critical importance to our stakeholders. Good governance is one of our core principles which guides our formulation of corporate policies, internal management and relationships with our stakeholders.

Responsible governance starts with a talented and diverse executive management team, which we have significantly expanded and enhanced over the past few years.

Board and Corporate Governance Highlights
Annual Say-on-Pay Vote
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.

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Director Independence
•Four out of our eight director nominees are independent.
•All principal committees of the Board are composed exclusively of independent directors.
•Our roles of executive chairman of the Board and CEO are separated.
•The independent directors meet regularly in private executive sessions without management.
•We have an independent Lead Director, who presides at the executive sessions of the independent directors.
•The Board has three principal committees: Audit, Compensation and Nominating/Corporate Governance. The charters of each of these committees are reviewed annually and updated as necessary to conform to current thinking on best practices. Each of these charters is available on our website, www.globalindustrial.com, under “Investor Relations—Governance—Governance Documents.
Active Board and/or Committee Oversight of Risk Management, Cybersecurity and ESG
•In February 2023, oversight of cybersecurity and ESG initiatives was formalized as recurring agenda items for the Audit and Nominating/Corporate Governance Committees, respectively.
•The Board is responsible for the oversight of the Global Industrial risk management process.
•Risk management is a recurring Board quarterly agenda item and is considered part of business and operations planning.
Other Favorable Corporate Governance Practices
•The Board and each principal Board committee conduct annual evaluations to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Global Industrial and our stockholders.
•Our Company has one class of shares.
•All directors stand for election annually.

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Commitment to Human Sustainability
We view human sustainability through a multivariable lens. At Global Industrial, responsible stewardship of our human capital is accomplished through listening and creating effective people solutions that foster a workplace where associates can learn, participate, belong and contribute to their fullest potential.
Pursuit of diversity of gender, race and ethnicity inasmuch as diversity of skills and experience fulfills a dual purpose of fostering employee wellness and inclusion, thereby enhancing a positive work culture, while also leading to higher quality decision-making that results from considering diverse perspectives and viewpoints.
We believe in a holistic approach to wellness and human sustainability, which includes both the mind and body. The Company recognizes that a key factor in its employees’ health and wellness is its own ability to provide the tools to facilitate a competitive and elevated quality of life.
In 2023, based on constructive feedback from the Company's associate engagement survey and to better align with the needs of our modern workforce, the Company enriched its employee benefits offerings by (i) changing its health benefits structure, which resulted in lower healthcare premiums to our associates and their families; (ii) providing short-term disability coverage to all benefits eligible associates, at no cost to the associate; and (iii) offering paid parental leave for all associates after one year of employment.

We embrace multiple avenues to get and stay healthy and take wellness seriously. Through our many wellness initiatives, we promote proper nutrition, weight-loss strategies, meditation, yoga, smoking cessation and much more. We offer comprehensive medical, dental, life and disability insurance benefits, which include telehealth medicine that gives associates the opportunity to consult with a board-certified doctor or a licensed therapist from a phone or secure video platform.

We also offer a confidential Employee Assistance Program to all U.S. and Canadian associates which provides, among other things, assistance to our associates with personal and professional management and, where appropriate, referrals to professionals in various fields.

The Company has also implemented a number of financial wellness initiatives to support our associates' financial well-being, including a 401(k) matching plan and an Employee Stock Purchase Program which offers associates the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule.

Associate Engagement
At Global Industrial we view our relationship with our employees as a two-way conversation. We frequently solicit employee feedback on ways to improve the quality of their work experience, both through formal surveys and informal commentary. Feedback received from these surveys has led to the Company’s implementation of various wellness- and productivity-enhancing initiatives, such as those mentioned above. According to our 2023 sentiment analysis, as measured by associates' anonymous feedback on our annual associate engagement survey, the Company's favorability rating has been on a consistently upward trend over the last five year period in which we have been conducting the survey.

Inclusive Management Philosophy
Our CEO regularly hosts VOTE (Voice of the Employee Meetings) with small groups and departments to hear from our employees in an effort to align their goals and objectives with the Company’s larger mission. We continue to search for new methods to improve our business, both through individual achievements and through advancement of our goals as an enterprise, and we believe that inviting our associates to join us in that self-reflective conversation will stimulate our success in both domains.

Our CEO hosts quarterly “CEO Livestreams” to update associates on the accomplishments of the prior quarter, and key priorities for the next quarter. The CEO Livestreams also include recognition of certain associates who go above and beyond and set the tone for others to follow their leadership example. Global Industrial also maintains a milestone service awards program that recognizes associates for their long-term service and commitment to the Company. Associates receive a recognition gift starting on their fifth-anniversary and continue to receive a gift for every five years completed thereafter.

In addition, our CEO and other members of the senior management team regularly post on our intranet news about exciting business initiatives, personal achievements, work anniversaries, birthdays, benefit reminders, HR

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announcements and a workforce favorite: Global Industrial in the Wild (#giinthewild), a platform which identifies Global Industrial products spotted in the world at large. Associates post photos of Global Industrial products that they see all over the world while commuting, exploring and working.

At each distribution center throughout the U.S. and Canada, Global Industrial management hosts quarterly town hall meetings. These meetings showcase individualized topics that are pertinent to the associates’ roles and to each geographical location.

Diversity, Equity and Inclusion
Consistent with the Company’s philosophy of inclusion, we continually strive to improve our inclusiveness initiatives, and look forward to improving metrics with respect to other historically underrepresented populations within our workforce as we continue to pursue our ESG initiatives.

Our commitment to diversity and inclusion is exemplified in the composition of Global Industrial’s workforce. The makeup of our executive management team reflects our commitment to enhancing diversity with respect to gender, ethnicity and professional experience.

Under the Company’s new executive leadership, we have made important strides in gender diversity. Since Mr. Litwin’s appointment as CEO in January 2019, diversity of gender on the Company’s senior leadership team (comprising our Senior Vice Presidents) has increased by over 26 percentage points.

The Company’s significant progression toward gender diversity in its top executive leadership is represented below:
In June 2023, for the second year in a row, the Company again won recognition from Comparably for having one of the "Best Leadership Teams" and additionally won a "Best CEOs for Diversity" award. These awards reflect our proactive efforts to engage and build closer relationships with our associates, while creating a productive, engaging and inclusive work environment.
We value not only the diversity of experience these professionals bring to our executive management, but also diversity of perspective they bring to our collective approach to problem solving. This commitment to diversity and inclusion is mirrored in the composition of Global Industrial’s workforce. In our most recent U.S. EEO-1 data as of December 2023, the demographic breakdown for self-reporting associates was 44% female and 56% male, and minorities self-reported as 46% of our workforce.

34 | Global Industrial Company 2024 Proxy Statement

Director Compensation
General Policy
Our policy is not to pay compensation for service as a director to directors who are also employees of Global Industrial or any of our subsidiaries. Directors are reimbursed for reasonable travel and out-of-pocket expenses incurred for attending Board and Committee meetings and are covered by our travel accident insurance policy for such travel.
The table below shows the elements and amounts of compensation that we paid our non-management directors for fiscal year 2023.

Compensation Element	Amount ($)
Retainers(1)	70,000
Restricted Stock Units(2)	50,000
Committee Chair Annual Retainers(1)
Audit Committee	20,000
Compensation Committee	10,000
Nominating/Corporate Governance Committee	10,000
Committee Member Annual Retainers(1)
Audit Committee	10,000
Compensation Committee	5,000
Nominating/Corporate Governance Committee	5,000
Lead Independent Director Retainer(1)	20,000
(1)Retainer amounts are paid in quarterly installments.
(2)Each non-management director receives an annual grant of time-based restricted stock units each year immediately following the annual stockholders meeting in an amount equal to $50,000 divided by the average closing price per share during the 20 trading days preceding the date of the annual meeting (rounded up to the nearest whole number of shares). Such time-based restricted stock units are generally subject to forfeiture if the holder is not a director of Global Industrial on the date of the second annual meeting following such grant, and cannot be sold while so restricted; such restrictions lapse if the holder dies or becomes disabled or there is a change of control, as defined in the grant agreement. Cash dividend equivalents are paid on the unvested time-based restricted stock units.

Non-Management Director Compensation in Fiscal Year 2023
The following table discusses the compensation earned by each of our non-management directors in fiscal year 2023. Mr. Michel is not included in the table below because he did not serve on the Board in fiscal year 2023. Mr. Michel is compensated in accordance with Company's standard compensation policies and practices for the non-management directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Chad M. Lindbloom	105,000	50,000	-	2,608	157,608
Paul S. Pearlman	90,000	50,000	-	2,608	142,608
Robert D. Rosenthal	115,000	50,000	-	2,608	167,608
Thomas R. Suozzi(3)	82,500	50,000	-	816	133,316
(1)     At December 31, 2023, 3,540 unvested time-based restricted stock units remained outstanding for each of Messrs. Lindbloom, Pearlman and Rosenthal, 2,041 unvested time-based restricted stock units remained outstanding for Mr. Suozzi, and 10,000 options remained outstanding for Mr. Rosenthal. This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 14 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2023.
(2)    Dividend equivalent payments on unvested time-based restricted stock units.
(3)    Mr. Suozzi resigned from our Board as of February 14, 2024 incident to his election to the U.S. House of Representatives.

Global Industrial Company 2024 Proxy Statement | 35

Executive Officers
There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer. Biographical information for Messrs. Richard Leeds, Bruce Leeds, and Robert Leeds is on pages 13-14 of this Proxy Statement.

Chief Executive Officer

Biographical Information

Mr. Litwin was appointed Chief Executive Officer of Global Industrial in January 2019. Prior to joining Global Industrial, he was the Chief Executive Officer of Adorama, Inc., a leading multi-channel retailer of professional camera, audio and video equipment. Previous executive roles included overseeing e-commerce and marketing for Sears Holdings, Inc., Office Depot and Newark Electronics, Inc., in addition to serving as an advisor to several early stage digital and technology companies. Mr. Litwin received a BS degree from Indiana University and an MBA in Operations from Loyola University, Quinlan School of Business.

Barry Litwin Age: 57 Executive Officer of the Company Since 2019
Senior Vice President and Chief Financial Officer

Biographical Information

Thomas Clark was appointed Vice President and CFO of Global Industrial in October 2016. Mr. Clark originally joined Global Industrial in 2007. Prior to being appointed Vice President and CFO, Mr. Clark, served in a number of senior financial positions at Global Industrial, most recently as Controller of the Industrial Products Group. Previously he held the positions of Director of Finance and Manager of Financial Planning & Analysis at Global Industrial. Mr. Clark received a BA degree and an MBA from the University of Miami.

Thomas Clark Age 42 Executive Officer of the Company Since 2016
Senior Vice President and Chief Human Resources Officer

Biographical Information

Donna Fielding joined Global Industrial in 2018 as Senior Vice President and Chief Human Resources Officer. Prior to joining Global Industrial, Ms. Fielding worked in various human resource leadership roles in Fortune 500 organizations, including ADP, Credit Suisse, Pfizer and JPMorgan Chase. Ms. Fielding has broad experience in traditional human resources as well as cultural transformation, differentiated and specialized talent models and integrated human capital solutions. Ms. Fielding received a dual degree BS Business Management and Communication from Adelphi University.

Donna Fielding Age 53 Executive Officer of the Company Since 2018

36 | Global Industrial Company 2024 Proxy Statement

Senior Vice President and Chief Sales Officer

Biographical Information

Claudia Hughes joined Global Industrial in 2021 as Senior Vice President and Chief Sales Officer. She was previously Senior Vice President, US Field Sales for Office Depot, where she held positions of increasing responsibility during her 27-year tenure. Ms. Hughes possesses exceptional business skills across B2B Sales, Sales Leadership and Sales Operations, with data driven results. Ms. Hughes received a BS degree from the University of Maryland, College Park.

Claudia Hughes Age 56 Executive Officer of the Company Since 2021
Senior Vice President and Chief Supply Chain Officer

Biographical Information

Christopher Longhito joined Global Industrial in 2019 and currently serves as Senior Vice President and Chief Supply Chain Officer. While at Global Industrial, he has held management roles in purchasing, inventory and customer experience and previously served as Senior Vice President, Operations until his promotion to his current role in April 2023. Prior to joining Global Industrial, Mr. Longhito held various leadership positions in supply chain and inventory management with Drive DeVilbiss Healthcare and Henry Schein. Mr. Longhito received a BBA in Finance from Loyola University.

Christopher Longhito Age 43 Executive Officer of the Company Since 2021
Senior Vice President and Chief Information Officer

Biographical Information

Manoj Shetty was appointed Senior Vice President and Chief Information Officer of Global Industrial in August 2014. Mr. Shetty originally joined Global Industrial in 2000 and has served in several Information Technology roles since that time. Prior to joining Global Industrial, Mr. Shetty was employed at Mercator (ultimately acquired by IBM) and in the manufacturing sector. Mr. Shetty received a BE (Bachelors in Engineering) from SJCE Mysore (Sri Jayachamarajendra College of Engineering).

Manoj Shetty Age 63 Executive Officer of the Company Since 2014

Global Industrial Company 2024 Proxy Statement | 37

Senior Vice President, General Counsel and Corporate Secretary

Biographical Information

Adina Storch joined Global Industrial in 2021 as Senior Vice President, General Counsel and Corporate Secretary. She recently served as the General Counsel, Chief Compliance Officer and Corporate Secretary of Cedar Realty Trust and prior to that was a partner at Kasowitz, Benson, Torres & Friedman LLP and an associate with the Paris office of Shearman & Sterling LLP. During her career, Ms. Storch has advised domestic and international companies across a range of topics, including capital markets transactions and regulatory compliance matters. Ms. Storch graduated summa cum laude from Yale College and received her J.D. from the Yale Law School, where she was a senior editor of The Yale Law Journal.

Adina Storch Age 52 Executive Officer of the Company Since 2021

Senior Vice President and Chief Merchandising Officer

Biographical Information

Alex Tomey joined Global Industrial in 2021 as Senior Vice President and Chief Merchandising Officer. He recently served as Co-Chief Merchandising Officer at Petco and prior to that as Senior Vice President, Product Development and Global Sourcing at DICK'S Sporting Goods. During his career, Mr. Tomey has held various merchandising leadership positions at leading retailers including Kohl's and Walmart. Mr. Tomey has previously held board positions at Petco Mexico and DICK’s Sporting Goods Foundation. Mr. Tomey received a BS from the University of Missouri-Columbia.

Alex Tomey Age 54 Executive Officer of the Company Since 2021

38 | Global Industrial Company 2024 Proxy Statement

Compensation Discussion and Analysis
Executive Summary
This Compensation Discussion and Analysis describes the Company's pay for performance compensation philosophy and programs, and explains the compensation earned by Global Industrial's Named Executive Officers (“NEOs”) in 2023, who are listed in the following table.

Name	Title
Richard B. Leeds*	Executive Chairman
Bruce Leeds*	Vice Chairman
Robert Leeds*	Vice Chairman
Barry Litwin**	Chief Executive Officer
Thomas Clark	Senior Vice President and Chief Financial Officer
Claudia Hughes	Senior Vice President and Chief Sales Officer
Manoj Shetty	Senior Vice President and Chief Information Officer
* Messrs. Richard, Robert and Bruce Leeds do not participate in any non-equity incentive compensation or equity awards.
** Mr. Litwin's non-equity incentive compensation and annual equity award is determined in accordance with his employment agreement. For more information, see Employment Arrangements with Named Executive Officers on page 55 of this Proxy Statement.
Central Objectives and Philosophy of Our Executive Compensation Program
The Compensation Committee designs competitive compensation packages aimed at achieving the proper amount and mix of short-term, annual and long-term incentive programs to serve several important objectives:

•attracting and retaining individuals of superior ability and managerial talent;
•rewarding outstanding individual and team contributions to the achievement of our short- and long-term financial and business objectives, including our multi-year business strategy that is focused on Accelerating the Customer Experience ("ACE");
•promoting integrity and good corporate governance;
•motivating our NEOs to manage for sustained growth and financial performance, and enhanced stockholder value, for the long-term benefit of our stockholders, customers and employees; and
•mitigating risk and reducing risk taking behavior that might negatively affect financial results, without diminishing the incentive nature of the compensation (as described below).

Global Industrial Company 2024 Proxy Statement | 39

Pay and Governance Practices
Our commitment to good governance is further reflected in our executive compensation philosophy designed to reinforce alignment between pay and performance. Our executive compensation program includes a number of features intended to reflect best practices in the market and to help ensure that the program reinforces our stockholders’ interests, including:

WHAT WE DO:	WHAT WE DON'T DO:
✓
Pay for Performance Alignment: We align our senior executives' compensation with stockholder returns by providing a significant portion of our senior executives’ compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our senior executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.
X
Starting in 2023 No Dividends on Unearned Performance-Based Equity Awards: Starting in 2023, dividend equivalent rights issued in connection with performance-based restricted stock units are not earned or paid unless and until the performance-based restricted stock units vest.

✓
Caps on Payouts of Annual Non-Equity Incentive Compensation: Our annual non-equity incentive compensation for the Company's senior leadership team is capped at a maximum award payable to any individual, with a separate cap set for the CEO pursuant to his employment agreement.
X
No Stock Trading Plans Without Committee Approval and Oversight: Our directors and executive officers are prohibited from entering securities trading plans pursuant to SEC Rule 10b5-1 without the pre-approval of our Nominating/Corporate Governance Committee.

✓
Adoption of Minimum Stock Ownership Requirements for Our Executive Officers and Non-Management Directors to Reinforce Alignment with Stockholders: Starting in 2023, we implemented and require compliance with meaningful stock ownership guidelines for certain officers and non-management directors to reinforce alignment with our stockholders.
X
No Compensation or Incentives that Encourage Unnecessary or Excessive Risk-Taking: While our compensation program rewards the Company's senior leadership team for achievement of short- and long-term strategic and operational goals as measured through achievement of multiple operational metrics, our Compensation Committee reviews market considerations, internal considerations and the long-term interests of our stockholders, to ensure that excessively risky behaviors are not incentivized.

✓
“Double-trigger” Change in Control Provisions for Equity Awards: In the event of a change in control, acceleration of vesting of equity awards will not occur unless there is also a qualifying termination of employment within a specified period following the change in control.
	X	No Supplemental Retirement Benefits for Executives: We do not have any supplemental executive retirement or other nonqualified deferred compensation plans.
✓
Independent Compensation Committee Advised by Independent Compensation Consultant: The Compensation Committee, like all of our principal Board committees, comprises solely independent directors, and retains an independent compensation consultant to advise it, as needed, on market compensation trends, and best pay practices.
X
No Liberal Share Recycling under Equity Compensation Plans: Shares tendered or held back for taxes or to cover the exercise price of a stock option will not be added back to the reserve pool under our equity plans. Similarly, shares we reacquire in the open market will not be added to the reserve pool.

40 | Global Industrial Company 2024 Proxy Statement

Risk Management and Pay Alignment
We believe our compensation program for NEOs encourages and rewards prudent business judgment and appropriate risk-taking over the long-term. We believe the following factors are effective in mitigating risk relating to our executive compensation program including the risk that an executive will take action that is detrimental to our long-term interests in order to increase the executive’s short-term performance-based compensation:

•Governance and Management Processes. Together with the Audit Committee, our Board is responsible for overseeing the risk management processes associated with our operations, and seeking to ensure that appropriate general and specific risk mitigation considerations are implemented by management for the most significant risks facing our Company and giving due consideration to these risks in our business and operations planning. Our Compensation Committee is responsible for considering risk mitigation issues and for including strategies to mitigate risk in our executive compensation program.
•Regular Oversight. Risk management is regularly overseen by the Board and Audit Committee on a quarterly basis, covering particular risk management matters in connection with general oversight and approval of corporate matters, and through discussions relating to material risks affecting the Company presented by management and by our Finance, Legal, Risk Management/Insurance and Internal Audit departments. The Compensation Committee members also receive these presentations and take risk mitigation into account in designing our executive compensation program.
•Multiple Performance Factors. We use multiple performance factors that encourage NEOs to focus on the overall health of the business rather than on a single financial measure.
•Award Cap. Our annual non-equity incentive compensation for NEOs caps the maximum award payable to any individual.
•Long-Term Equity Incentive Compensation. Our NEOs receive stock options and restricted stock units in varying amounts in accordance with a metrics-driven and goal-oriented, benchmarked approach. All awards are subject to vesting periods of no less than one year, and may include performance criteria in the vesting formula. We believe the long-term vesting period for stock options and restricted stock unit grants causes our executives to focus on long-term achievements and on building stockholder value.

Role of the Compensation Committee in Compensation Decisions
The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the CEO and, after an evaluation of the CEO’s performance in light of such goals, to set the compensation of the CEO.
The Compensation Committee makes recommendations to the Board with respect to:
➢    the annual compensation of the senior executive officers of Global Industrial (excluding the CEO);
➢     the general compensation, benefits and perquisite policies and practices of the Company including our incentive-based and equity-based compensation plans; and
➢     all individual stock-based incentive grants.
In addition, the Compensation Committee approves equity incentive compensation awards and is is the Compensation Committee's responsibility to work with the Audit Committee to ensure our compensation policies address and promote our risk management goals and objectives.
Independent Compensation Consultant
The Compensation Committee is empowered to retain third-party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and our compensation goals. Korn Ferry, US serves as the Compensation Committee’s independent compensation consultant, and has conducted a benchmarking assessment of compensation levels and perquisites for the executive team. The compensation consultant through a separate engagement with the Company has also advised on employee compensation benchmarking for certain management roles and provided a comprehensive overview of the compensation strategy and long-term incentive plan design at Global Industrial.

Additionally, Korn Ferry and its affiliate were engaged in 2023 and prior years by the Company for certain executive search services. The fee for these executive search services in 2023 was $230,000.

Global Industrial Company 2024 Proxy Statement | 41

Taking into consideration the independence factors set forth in applicable SEC and NYSE rules, the Compensation Committee determined that Korn Ferry was independent and that its work did not raise any conflicts of interest.

Market Comparison
In 2022, our Compensation Committee retained a compensation consultant to conduct a review of current market information relating to compensation practices. In February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set. In performing its review of market compensation practice and determining the peer set, Korn Ferry used a comparator group screening methodology that considered several financial and non-financial considerations, including but not limited to company size, complexity, similarity, revenue and pay quantum. All of the peer set companies had revenues between $575M and $3B (approximately 0.5x to 3x the Company’s revenue). Below are the companies in our peer set for 2023:

Peer Set Companies
Alta Equipment Group Inc.	Kimball International, Inc.
Circor International, Inc.	Lifetime Brands, Inc.
Distribution Solutions Group, Inc.	MRC Global Inc.
DXP Enterprises, Inc.	MSC Industrial Direct Co., Inc.
H&E Equipment Services, Inc.	NN, Inc.
Hillman Solutions Corp.	Now Inc.
Titan Machinery Inc.

Say-On-Pay Responsiveness
At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.

NEO Compensation Program
To promote the objectives described above, our compensation plan for NEOs (the "NEO Compensation Program") consists of the following principal elements:

•    Base salary;
•    Annual Non-Equity Incentive Compensation; and
•    Annual Long-Term Equity Awards.

Base Salary
Historically, base salary levels were primarily determined based on individual and Company performance as well as an objective assessment of the average prevailing salary levels for comparable companies in our geographic regions (based on industry, revenues, number of employees and similar factors), derived from widely available published reports. Such reports do not identify the component companies. Beginning for 2020, the Compensation Committee, assisted by its compensation consultant, adopted a more objective salary determination process primarily based on benchmarking our executive officer’s salaries against the salary levels of similar executives via an extensive library of compensation surveys as well as against comparable companies, principally based on industry, revenues and number of employees. This peer set was further supplemented by companies in our geographic regions as well as other public company competitors that may not have otherwise been included. In 2022, our Compensation Committee retained a compensation consultant to conduct a review of current market information relating to compensation

42 | Global Industrial Company 2024 Proxy Statement

practices. In February 2023, the Compensation Committee and Board, taking into consideration the recommendations of the compensation consultant, revised the Company's peer set as noted above.

Non-Equity Incentive Compensation
Eligibility for any non-equity incentive compensation for our NEOs in 2023 was subject to attainment of a minimum threshold of 80% of target yearly adjusted operating income. Annual non-equity incentive compensation of our NEOs, with the exceptions noted below, is based on achievement of a combination of Company-based and individual-based performance metrics. Eighty-five percent of the annual non-equity incentive compensation for our NEOs, with the exceptions noted below, is determined by achievement of Company-based performance metrics and 15% by achievement of individual-based performance metrics ("Individual Strategic Objectives"). Of the Company-based performance metrics, 70% is based on achievement of the GAAP-based financial metrics of adjusted operating income and net sales ("GAAP-Based Financial Metrics") and 15% is based on achievement of non-financial performance metrics which evaluate customer experience, operational excellence, product merchandising, human capital management and strategic plan initiatives ("Non-Financial Company Performance Metrics"). Mr. Litwin's non-equity incentive compensation is determined in accordance with his employment agreement. Messrs. Richard, Robert and Bruce Leeds do not participate in any non-equity incentive compensation. For more information, see Employment Arrangements with Named Executive Officers on page 55 of this Proxy Statement.

The Company makes annual awards of non-equity incentive compensation within ranges tiered by position. For NEOs, other than as noted above, the non-equity incentive compensation target is 50% of annual base salary. Actual earnings will be based upon the accomplishments of (i) the GAAP-Based Financial Metrics; (ii) the Non-Financial Company Performance Metrics; and (iii) the Individual Strategic Objectives.

The non-equity incentive compensation determinants for NEOs, other than as noted above, can be summarized as follows:

Non-Financial
Company Performance
Metrics
15.0%
GAAP-Based Financial Metrics
70.0%
Individual
Strategic Objectives
15.0%

Individual performance-based incentive
Company performance-based incentive

Global Industrial Company 2024 Proxy Statement | 43

Computation of Non-Equity Incentive Compensation for NEOs

The annual non-equity incentive opportunity for 2023 for our NEOs, other than as noted above, was as represented below:

		Percent Payout
	Non-Equity Incentive Compensation Determinants (%)	Threshold (%)	Target (%)	Maximum (%)
Adjusted Operating Income	55	50	100	175
Net Sales Performance	15	50	100	175
Non-Financial Company Performance-Based Metrics	15	50	100	100
Individual Performance-Based Metrics	15	40	100	110
Total	100	48.5	100	154

Discretionary Adjustments Due to Exceptional Circumstances
The Compensation Committee has the discretion to recommend to the Board adjustments of the performance-based targets based on exceptional events such as acquisitions, other one-time charges or gains, or unforeseen circumstances that can skew normal operating results. Targets and non-equity incentive compensation are also subject to adjustment to prevent unreasonable results in the strict application of these formulas. In light of the volatility in the pricing and cost environment in 2023, the Compensation Committee exercised its discretion to recommend that the Board adjust the threshold amount of adjusted operating income for non-equity incentive compensation eligibility to 75% from 80% relative to the Company’s annual operating plan. For 2023, the actual adjusted operating income was 78.8% relative to the Company's annual operating plan. Taking into account the discretionary adjustment to threshold, linear interpolation of actual results resulted in the following payout for our NEOs, other than as noted above.

		Percent Payout
	Non-Equity Incentive Compensation Determinants (%)	Threshold (%)	Target (%)	Maximum (%)
Adjusted Operating Income	55	37.5	100	175
Net Sales Performance	15	50	100	175
Non-Financial Company Performance-Based Metrics	15	50	100	100
Individual Performance-Based Metrics	15	40	100	110
Total	100	41.6	100	154

Company-Based Performance – GAAP-Based Financial Metrics

In determining non-equity incentive compensation the financial metrics are accorded a more significant weighting factor than the non-financial metrics, reflecting the Compensation Committee’s belief that the financial metrics are the most critical to enhancing stockholder value, maintaining long-term growth, and remaining competitive, and furthermore provide the funding for implementing the strategic accomplishments and corporate governance goals. Achievement and over-achievement of the financial goals results in incremental increases to the available incentive compensation pool in which the participating senior executives share.
Each participant may have different relative weights of the financial metrics, but financial objectives will be quantitatively measured in the following key financial metrics that are calculated in a manner consistent with GAAP.

44 | Global Industrial Company 2024 Proxy Statement

•Adjusted Operating Income. The Compensation Committee believes this is the most important individual component and aligns the interests of NEOs with those of our stockholders, in addition to building long-term value. Adjusted operating income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.
•Net Sales Performance. The Compensation Committee believes sales performance is key to the Company achieving the scale necessary to remain competitive with larger companies. Sales are defined as sales revenue net of returns on a constant currency basis. Sales are further adjusted for the impact of any acquisition or disposition which is completed during the plan year.
Financial targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in diminished or no incentive payment. The financial target performance objectives are set at a level for which there is a reasonably challenged chance of achievement based upon the range of assumptions used to build our annual budget and forecasted performance. The Company did not perform specific analysis on the probability of the achievement of the financial target performance objectives, given that the market is difficult to predict. Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal.
Seventy percent of each senior executive's target non-equity incentive compensation is tied to the achievement of the GAAP-based financial metrics described above (55% is based on the achievement of adjusted operating income targets and 15% is based on the achievement of net sales targets).

Non-Financial Company Performance Metrics
The Compensation Committee set the non-financial Company performance metrics to align with the accomplishment of key strategic initiatives for the Company. Each participant may have different relative weights of key non-financial Company performance metrics, but the specific objectives and measurement of accomplishments of these objectives are aligned in the following key non-financial Company performance metrics.

•Customer Experience. This metric measures achievement of the Company's customer experience objectives, including the acquisition rate of new business customers, the retention rate of customers, sales growth of key customer segments, e-commerce conversion rates and overall customer satisfaction scores.

•Operational Excellence. This metric measures achievement of the Company's operational excellence objectives, including on-time delivery rates, customer service productivity scores, distribution center cost control, improvements in key safety metrics inclusive of reductions in OSHA Recordable events.

•Product Merchandising. This metric measures achievement of the Company's product merchandising objectives, including expansion of the Global Industrial Exclusive Brands™ business.

•Human Capital Management. This metric measures achievement of the Company's human capital management objectives, including management of associate turnover rates, associate engagement scores and overall cost management of compensation expense in the Company.

•Strategic Plan Initiatives. This metric measures achievement of the Company's key strategic plan initiatives, including management of the organization’s technology roadmap, expansion of the Global Industrial Exclusive Brand™ business, execution of new product and customer vertical introductions and our ACE initiative objectives.

The non-financial Company performance objectives for the Company’s senior executives are established by the Board in February of each year on recommendation of the Compensation Committee and assessed at the conclusion of each measurement period, which corresponds to the Company’s fiscal year. We measure these non-financial performance objectives on an annual basis, so that our senior executives will place greater focus on the long-term, cross-functional initiatives we have undertaken.

The non-financial Company performance objectives are measured based on whether or not the objective is either accomplished or not accomplished during the fiscal year. Accomplishment can be measured based on the percentage of the objective completed, or, if not quantitative, on a subjective basis based upon a fulsome assessment by the Compensation Committee, with target non-equity incentive compensation paid out accordingly. The non-financial performance objectives have a minimum payment of 0% and a maximum payment of 100% for full or overachievement.

Global Industrial Company 2024 Proxy Statement | 45

Individual Strategic Objectives
Individual strategic objectives for each NEO are tailored to goals identified for the business units they oversee. These strategic objectives are comprised of a variety of measurable strategic, financial and operational targets and initiatives including sales growth and margin improvement, cost management, process improvement, corporate development, and others as deemed appropriate by the CEO in consultation with the Compensation Committee. In each case, the selected objectives are considered relevant to the scope of each senior executive’s functional areas of operation and are designed to support the accomplishment of the Company-based performance metrics and to incentivize management to accomplish the businesses’ strategic plan.

In most cases achievement is measured objectively and in some cases is assessed subjectively by the Compensation Committee if a specific quantitative measurement is not available. The individual strategic objectives have a minimum payment of 0% and a maximum payment of 110% for full or overachievement.

CEO Annual Non-Equity Incentive Compensation
Mr. Litwin's annual non-equity incentive compensation is determined in accordance with his employment agreement, see Employment Arrangements with Named Executive Officers on page 55 of this Proxy Statement.

2023 Scorecard

For 2023, the Compensation Committee set the following non-equity incentive target amounts, non-equity incentive compensation cap percentages and relative percentage weights for each component of the non-equity incentive compensation for each of our NEOs (excluding Messrs. Richard, Robert and Bruce Leeds).

					Non-Financial Company Performance Metrics
Name	Target ($)	Cap (%)	Adjusted Operating Income (%)	Net Sales Performance (%)	Customer Scorecard (%)	Operational Scorecard (%)	Product Merchandising Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)
Barry Litwin	1,327,995	111	60	20	4	4	4	4	4	0
Thomas Clark	268,200	154	55	15	3	3	3	3	3	15
Claudia Hughes	227,100	154	55	15	3	3	3	3	3	15
Manoj Shetty	267,900	154	55	15	3	3	3	3	3	15

2023 Individual Performance Against Objectives

The following table sets out the achievement level (presented as a percentage of target) for each component of the 2023 non-equity incentive compensation as well as the relative payout ratio earned based on the mechanics of each component for each of our NEOs (excluding Messrs. Richard, Robert and Bruce Leeds). The aggregate payouts, expressed in dollars, appear in the Summary Compensation Table on page 51 of this Proxy Statement.

Name	Adjusted Operating Income (%)		Net Sales Performance (%)		Customer Scorecard (%)	Operational Scorecard (%)	Product Merchandising Scorecard (%)	Human Capital Scorecard (%)	Strategic Plan Implementation Scorecard (%)	Individual Objectives (%)	Weighted Average Eligible Non-Equity Incentive Compensation (%)
	Actual	Payout Ratio	Actual	Payout Ratio	Actual	Actual	Actual	Actual	Actual	Actual
Barry Litwin	78	16	90	50	68	88	27	100	87	N/A	34
Thomas Clark	78	45	90	75	68	88	27	100	87	100	62
Claudia Hughes	78	45	90	75	68	88	27	100	87	100	62
Manoj Shetty	78	45	90	75	68	88	27	100	87	100	62

46 | Global Industrial Company 2024 Proxy Statement

Long-Term Equity Awards
Equity-based compensation provides an incentive for NEOs to manage the Company with a view to achieving results which would increase our stock price over the long-term and, therefore, the return to our stockholders.

Long-Term Incentive Plan
Basic Features and Types of Awards. In March 2020, our Board adopted the Global Industrial Company 2020 Omnibus Long-Term Incentive Plan (the “Equity Plan”), which was approved by our stockholders in June 2020. The equity grants made in 2023 were made under the Equity Plan.

The Equity Plan is intended to help us (i) attract and retain exceptional directors, including independent directors, executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivate such award recipients by means of performance-related incentives to achieve longer-range performance goals; iii) enable such recipients to participate in the long-term growth and financial success of the Company; and (iv) help encourage retention.

The Equity Plan provides for the granting of various equity- or cash-based awards, subject to certain limits including a maximum of 1,500,000 shares (or $10,000,000 in the case of cash performance awards) per individual per year. Under the Equity Plan, an aggregate of 7,500,000 shares of common stock were authorized for stock-based awards, of which 6,816,327 shares remained available for future issuance as of the April 12, 2024 record date.

Administration of the Equity Plan. The Compensation Committee has the authority to administer, interpret and construe any provision of the Equity Plan and to adopt such rules and regulations for administering the Equity Plan as it deems necessary or appropriate.
Further, the Compensation Committee has sole discretion over the terms and conditions of any award, including:

•the persons who will receive awards;
•the type of awards granted;
•the number of shares subject to each award;
•exercise price of an award;
•expiration dates;
•vesting schedules;
•distribution and delivery schedules;
•forfeiture provisions;
•conditions on the achievement of specified performance goals for the granting or vesting of options, restricted stock, restricted stock units or cash awards; and
•other material features of awards.

Key Features of Annual Long-Term Equity Awards. In consultation with our compensation consultant, in 2023 the Company adopted several changes to the structure of our annual long-term equity awards. These changes included, among others, changes to the mix of equity awards to include time-based restricted stock unit awards, in addition to performance-based restricted stock unit awards and options. Other changes included changing the performance measurement period and elimination of deferred distribution after vesting for our restricted stock unit awards, and imposition of minimum equity holding requirements for certain directors and officers. Mr. Litwin's annual equity award is determined in accordance with his employment agreement. Messrs. Richard, Robert and Bruce Leeds do not participate in any equity awards. For more information, see Employment Arrangements with Named Executive Officers on page 55 of this Proxy Statement. Some of the key features adopted by the Compensation Committee for the Company's long-term equity awards in 2023 are as follows:

•Annual awards of target equity incentive compensation. We make annual awards of equity incentive compensation within ranges tiered by position. For NEOs, except as noted below, equity awards generally can range from 0 to 75% of target non-equity incentive compensation (or more in exceptional circumstances). For 2023, annual awards of target equity incentive compensation were denominated as 50% performance-based restricted stock units, 25% stock options and 25% time-based restricted stock units

Global Industrial Company 2024 Proxy Statement | 47

(number of shares based on relative fair market value including applying Black-Scholes formula for options valuation).
•Vesting of performance-based restricted stock units. Starting in 2023 we have provided that performance-based restricted stock unit awards will cliff-vest at the conclusion of a three year performance period based upon three-year achievement of cumulative adjusted operating income results (e.g. performance-based restricted stock units granted in 2023 will cliff vest at the conclusion of December 31, 2025), subject to continuous employment with Global Industrial (with certain exceptions for qualifying terminations).

•Vesting of time-based restricted stock units and stock options. Generally the time-based restricted stock units and stock options vest ratably over four years with 25% vesting on each anniversary of the grant date, subject to continuous employment with Global Industrial (with certain exceptions for qualifying terminations).
Components of Current Equity Awards. Outstanding equity-based awards consist of two distinct types of equity compensation:

•non-qualified stock options granted at 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of our common stock on that date), subject to repricing; and
•restricted stock units granted subject to vesting conditions including both time and / or performance criteria (and beginning in 2020 through 2022 subject to deferred delivery of vested restricted stock unit awards).

Future Equity Awards. Future awards under the Equity Plan may be:

•incentive stock options;
•non-qualified stock options;
•stock appreciation rights;
•restricted stock;
•restricted stock units;
•cash performance awards; or
•other stock-based awards.

CEO Annual Equity Awards. Mr. Litwin's annual equity award is determined in accordance with his employment agreement, see Employment Arrangements with Named Executive Officers on page 55 of this Proxy Statement.
Anti-Hedging and Anti-Pledging Policy
The Company does not have a policy regarding the ability of its employees to hedge or pledge Company securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.
Clawback Policy
Effective October 1, 2023, the Board of Directors adopted a clawback policy in compliance with NYSE listing rules and Section 10D of the Exchange Act that provides for recovery of incentive compensation, if any, in excess of what would have been paid to our executive officers in the event the Company is required to prepare an accounting restatement.
Stock Ownership Guidelines
The Compensation Committee believes that directors and officers should have a clear financial alignment with our stockholders, and for this reason, implemented stock ownership guidelines for certain officers and non-management directors. Unearned performance-based restricted stock units, unvested time-based restricted stock units and unvested restricted stock do not count towards ownership of our common stock under the guidelines. For the CEO, the multiple is three times his base salary, while for the other executive officers, the multiple is one times base salary, and for the non-management directors, the multiple is one times the base cash retainer, in each case with a five-year phase-in period.

48 | Global Industrial Company 2024 Proxy Statement

Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) limits to $1,000,000 the U.S. federal income tax deductibility of compensation paid in one year to a company's executive officers. While the Code limits the deductibility of compensation paid to our executive officers, our Compensation Committee will-consistent with its past practice-continue to retain flexibility to design compensation programs that are in the best long-term interests of the Company and our stockholders, with deductibility of compensation being one of a variety of considerations taken into account.
Benefits, Perquisites and Other Compensation
The Company provides various employee benefit programs to our associates, including executive officers such as:

•medical, dental, life and disability insurance benefits;
•our 401(k) plan, which includes a company matching contribution;
•our Employee Stock Purchase Program which offers employees the ability to purchase shares of our common stock at a discount to market prices on a predefined biannual schedule;
•automobile allowances and related reimbursements to all executive officers and certain other members of Global Industrial's management team which are not provided to all employees;
•severance payments and/or change of control payments pursuant to negotiated employment agreements with the Company (described below); and
•paid parental leave for all associates who have worked for the Company for at least twelve months.

The Company does not provide any pension benefits or deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Other than the Company's 401(k) programs, the Company does not provide retirement benefits.

Global Industrial Company 2024 Proxy Statement | 49

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023.
Submitted by the Compensation Committee of the Board,
Chad M. Lindbloom (Chairman)
Gary S. Michel
Paul S. Pearlman
Robert D. Rosenthal

Compensation Committee Interlocks and Insider Participation
At the end of fiscal year 2023, the members of Global Industrial’s Compensation Committee were Messrs. Lindbloom, Pearlman, Rosenthal and Suozzi.

None of the members of the Compensation Committee has served as an officer or employee of Global Industrial or had any relationship requiring disclosure by Global Industrial under Item 404 of the SEC’s Regulation S-K, which addresses related person transactions.

50 | Global Industrial Company 2024 Proxy Statement

Executive Compensation
Summary Compensation Table
The following table sets forth the compensation earned by the NEOs for fiscal years 2023, 2022 and 2021:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)	Total ($)
Richard B. Leeds Executive Chairman	2023	950,000					30,000(4)	980,000
	2022	950,000					30,000	980,000
	2021	950,000					30,000	980,000
Bruce Leeds Vice Chairman	2023	950,000					30,000(4)	980,000
	2022	950,000					30,000	980,000
	2021	950,000					30,000	980,000
Robert Leeds Executive Chairman	2023	950,000					30,000(4)	980,000
	2022	950,000					30,000	980,000
	2021	950,000					30,000	980,000
Barry Litwin Chief Executive Officer	2023	983,700		900,012	199,978	456,508	234,859(5)	2,775,057
	2022	955,000		1,700,000		1,322,376	259,860	4,237,236
	2021	909,600		850,000	150,000	787,700	297,200	2,994,500
Thomas Clark Senior Vice President and Chief Financial Officer	2023	536,400		481,118	67,036	166,457	38,557(6)	1,289,568
	2022	518,200		97,200	97,200	253,755	39,895	1,006,250
	2021	505,600		94,800	94,800	177,900	51,800	924,900
Claudia Hughes(7) Senior Vice President and Chief Sales Officer	2023	454,200		385,329	56,765	140,970	40,821(8)	1,078,085
	2022	441,000		297,700	82,700	215,945	29,114	1,066,459
	2021
Manoj Shetty(9) Senior Vice President and Chief Information Officer	2023	535,800		200,900	66,968	166,288	34,486(10)	1,004,442
	2022	525,300		98,500	98,500	257,225	43,612	1,023,137
	2021
(1)This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 14 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2023.
(2)This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service-based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model. For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 14 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2023.
(3)The 2021 figures in this column represent the amount earned in fiscal year 2021 (although paid in fiscal year 2022) pursuant to the 2021 senior executive compensation plan; the 2022 figures in this column represent the amount earned in fiscal year 2022 (although paid in fiscal year 2023) pursuant to the 2022 senior executive compensation plan; and the 2023 figures in this column represent the amount earned in fiscal year 2023 (although paid in fiscal year 2024) pursuant to the 2023 senior executive compensation plan. For more information, see Grants of Plan-Based Awards in 2023 on page 52 of this Proxy Statement. Because these payments were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Compensation column.
(4)Auto-allowance.
(5)Includes auto-allowance ($30,000), transportation related expenses ($43,530), gross-up on transportation related expenses ($45,397), Global Industrial 401(k) contributions ($7,425) and dividend equivalent payments on unvested restricted stock units ($106,507).
(6)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,425) and dividend equivalent payments on unvested restricted stock units ($16,732).
(7)Ms. Hughes was not a NEO prior to fiscal year 2022, and therefore no amounts are reported for fiscal year 2021 in the Summary Compensation Table.
(8)Includes auto-allowance ($14,400), Global Industrial 401(k) contributions ($7,425), dividend equivalent payments on unvested restricted stock units ($13,742) and prize related expenses ($5,254).
(9)Mr. Shetty was not a NEO prior to fiscal year 2022, and therefore no amounts are reported for fiscal year 2021 in the Summary Compensation Table.
(10)Includes auto-allowance ($18,000), Global Industrial 401(k) contributions ($7,325) and dividend equivalent payments on unvested restricted stock units ($9,161]).

Global Industrial Company 2024 Proxy Statement | 51

Grants of Plan-Based Awards in 2023
The following table sets forth the estimated possible payouts of equity and non-equity incentive awards granted to our NEOs in respect of 2023 performance under the 2023 senior executive compensation plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Compensation Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
		Threshold ($)	Target ($)	Maximum ($)
Barry Litwin	-	71,711	1,327,995	1,475,538	35,933(2)	17,699(2)	28.99	1,099,990
Thomas Clark	-	111,571	268,200	413,028	16,596(3)	5,933	28.99	548,154
Claudia Hughes	-	94,474	227,100	349,734	13,640(4)	5,024	28.99	442,095
Manoj Shetty	-	111,515	267,900	412,566	6,930	5,927	28.99	267,869
(1)    Amounts presented assume payment of threshold, target and maximum awards at the applicable level based on their employment terms. Threshold values are based upon the previously mentioned exercise of discretion from the Compensation Committee.
(2)    In addition to the annual equity grant described herein, on February 21, 2023 the Compensation Committee approved a one-time special award of 6,899 performance-based restricted stock units and a one-time special award of 17,699 stock options to Mr. Litwin.
(3)     In addition to the annual equity grant described herein, on February 21, 2023 the Compensation Committee approved a one-time special award of 9,659 time-based restricted stock units to Mr. Clark.
(4)     In addition to the annual equity grant described herein, on June 30, 2023 the Compensation Committee approved a one-time special award of 7,765 time-based restricted stock units to Ms. Hughes.

52 | Global Industrial Company 2024 Proxy Statement

Outstanding Equity Awards at Year-End for Fiscal Year 2023
The following table sets forth information regarding stock option and restricted stock unit awards previously granted to our NEOs which were outstanding at the end of fiscal year 2023.
The market value of the unvested stock award is based on the closing price of one share of our common stock as of December 29, 2023, the last trading day of the fiscal year 2023, which was $38.84.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Barry Litwin	39,183	40,000(1)	23.14	01/07/29	6,050(2)	234,982
	4,233	4,232(3)	44.17	02/21/31	7,068(4)	274,521
	0	17.699(3)	28.99	02/17/33	9,376(5)	364,164
					1,698(6)	65,950
					13,427(7)	521,505
					18,001(8)	699,159
					29,034(9)	1,127,681
					6,899(10)	267,957
Thomas Clark	2,500	0(3)	6.01(11)	02/01/26	679(12)	26,372
	25,000	0(3)	6.02(11)	11/10/26	1,192(13)	46,297
	24,948	0(14)	23.72	01/17/29	2,131(15)	82,768
	7,384	2,461(3)	23.65	02/10/30	4,625(10)	179,635
	2,676	2,6743)	44.17	02/21/31	2,312(16)	89,798
	1,650	4.9493)	32.59	02/13/32	9,659(16)	375,156
	0	5,933(3)	28.99	02/17/33
Claudia Hughes	2,928	2,927(3)	44.17	02/21/31	1,305(13)	50,686
	1,582	4,745(3)	32.59	02/13/32	1,813(15)	70,417
	0	5,024(3)	28.99	02/17/33	4,815(15)	187,015
					1,958(16)	76,049
					3,917(10)	152,136
					7,765(17)	301,593
Manoj Shetty	24,250	0(13)	23.72	01/17/29	701(12)	27,227
	7,631	2,543(3)	23.65	02/10/30	1,208(13)	46,919
	2,712	2,711(3)	44.17	02/21/31	2,160(13)	83,894
	1,884	5,652(3)	32.59	02/13/32	3,042(10)	118,151
	0	5,927(3)	28.99	02/17/33	2,310(16)	89,720
(1)The stock options vest as follows: 20% of the stock options will vest on the first anniversary of the grant date, 20% will vest on the second anniversary and 10% will vest on each subsequent anniversary of the grant date. The grant date was January 17, 2019.
(2)The time-based restricted stock units vest 20% per year over five years from date of grant (January 7, 2019).
(3)The stock options vest 25% per year over four years from date of grant. The grant date for each stock option is ten years prior to the stock option expiration date.
(4)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2020).
(5)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2021).
(6)The time-based restricted stock units vest 25% per year over four years from date of grant (February 21, 2021).
(7)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2022).
(8)The time-based restricted stock units vest 20% per year over five years from date of grant (July 1, 2022).
(9)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2023).
(10)The performance-based restricted stock units vest on December 31, 2025 based upon growth in Adjusted Operating Income during the period from January 1, 2023 through December 31, 2025.
(11)On January 17, 2019, the exercise price of each outstanding stock option was amended to reduce such exercise price by $2.30.
(12)The performance-based restricted stock units vest over four years through 2023 based upon year over year growth in Adjusted Operating Income.
(13)The performance-based restricted stock units vest over four years through 2024 based upon year over year growth in Adjusted Operating Income.
(14)The stock options vest 25% per year over four years from December 31, 2018. The grant date was January 17, 2019.
(15)The performance-based restricted stock units vest over four years through 2025 based upon year over year growth in Adjusted Operating Income.
(16)The time-based restricted stock units vest 25% per year over four years from date of grant (February 17, 2023).
(17)The time-based restricted stock units vest 25% per year over four years from date of grant (July 1, 2022).

Global Industrial Company 2024 Proxy Statement | 53

Option Exercises and Stock Vested for Fiscal Year 2023
The table below shows stock options that were exercised, and restricted stock units that vested, during fiscal year 2023 for each of our NEOs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Barry Litwin	0	0	6,050(1) 7,068(2) 4,688(3) 849(4) 4,476(5) 6,000(6)	145,866 170,409 113,028 23,806 107,916 166,620
Thomas Clark	0	0	2,878(7) 1,089(8) 612(9) 850(10)	83,433 30,231 17,160 24,795
Claudia Hughes	0	0	671(9) 724(10) 1,613(6)	18,815 21,119 44,793
Manoj Shetty	0	0	2,798(7) 1,126(8) 621(9) 862(10)	81,114 31,258 17,413 25,145
(1)The time-based restricted stock units vest 20% per year over five years from date of grant (January 7, 2019).
(2)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2020).
(3)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2021).
(4)The time-based restricted stock units vest 25% per year over four years from date of grant (February 21, 2021).
(5)The time-based restricted stock units vest 25% per year over four years from date of grant (January 7, 2022).
(6)The time-based restricted stock units vest 20% per year over five years from date of grant (July 1, 2022).
(7)Pursuant to a grant of performance-based restricted stock units on January 17, 2019.
(8)Pursuant to a grant of performance-based restricted stock units on February 10, 2020. Value realized on vesting of this award is deferred until the earlier of a four-year vesting period or termination of employment.
(9)Pursuant to a grant of performance-based restricted stock units on February 21, 2021. Value realized on vesting of this award is deferred until the earlier of a four-year vesting period or termination of employment.
(10)Pursuant to a grant of performance-based restricted stock units on February 24, 2022. Value realized on vesting of this award is deferred until the earlier of a four-year vesting period or termination of employment.

54 | Global Industrial Company 2024 Proxy Statement

Employment Arrangements with Named Executive Officers
The 2024 salary levels discussed below reflect the Compensation Committee’s view that such levels are appropriate in light of the current business performance and expected performance in 2024 and takes into account the other compensation elements applicable to each employee.

Richard, Bruce and Roberts Leeds. Each of Messrs. Richard, Bruce and Robert Leeds has no employment agreement and is an “at will” employee, with a base salary of $950,000 for 2024, and does not participate in any non-equity incentive compensation or equity awards.

Barry Litwin. The Company entered into an employment agreement with Mr. Litwin to employ him as Chief Executive Officer, commencing January 7, 2019 (the "Commencement Date"). The agreement provides for a minimum annual base salary of $825,000 and an annual cash bonus in an amount to be determined by the Company under its senior executive compensation plan, which cash bonus generally will range from 0%-150% of Mr. Litwin’s annual base salary, with an on-target performance payout of 135% of annual base salary, assuming Mr. Litwin meets the performance objectives (including the financial and other performance objectives) established for him by the Company. In addition, on each anniversary of the Commencement Date, he shall receive an equity grant of time-based restricted stock units equal to the quotient of $700,000 divided by the then per share fair market value of the Company’s common stock as quoted on the NYSE at the close of business on the day prior to each such anniversary date. The initial grant of time-based restricted stock units shall vest over five years in equal 20% installments commencing on the one-year anniversary date of such grant date provided that Mr. Litwin is still employed by the Company. Thereafter, each subsequent annual grant of time-based restricted stock units shall vest over four years in equal 25% installments commencing on the one-year anniversary date of each such annual grant provided Mr. Litwin is still employed by the Company. Mr. Litwin is also entitled to a car allowance. Mr. Litwin's salary for 2024 is set at $1,013,200. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 56 of this Proxy Statement.

Thomas Clark. Mr. Clark has no employment agreement and is an “at will” employee. Mr. Clark’s non-equity incentive compensation for 2023, like that of our other senior executives, was determined as described above under the heading 2023 Senior Executive Compensation Plan. Mr. Clark’s base salary for 2024 is set at $555,100. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 56 of this Proxy Statement.

Claudia Hughes. Ms. Hughes has no employment agreement and is an “at will” employee. Ms. Hughes' non-equity incentive compensation for 2023, like that of our other senior executives, was determined as described above under the heading 2023 Senior Executive Compensation Plan. Ms. Hughes' base salary for 2024 is set at $468,000. Compensation that may become payable following the termination of her employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 56 of this Proxy Statement.

Manoj Shetty. Mr. Shetty has no employment agreement and is an “at will” employee. Mr. Shetty’s non-equity incentive compensation for 2023, like that of our other senior executives, was determined as described above under the heading 2023 Senior Executive Compensation Plan. Mr. Shetty’s base salary for 2024 is set at $549,200. Compensation that may become payable following the termination of his employment or a change in control of the Company, is discussed below under Potential Payments Upon Termination of Employment or Change in Control on page 56 of this Proxy Statement.

Global Industrial Company 2024 Proxy Statement | 55

Potential Payments Upon Termination of Employment or Change in Control
Cash Distributions Upon Termination
Barry Litwin. Mr. Litwin’s employment agreement is terminable upon death or total disability, by the Company for Cause (as defined in his employment agreement) or without Cause, or by Mr. Litwin voluntarily for any reason or by Mr. Litwin for Good Reason (as defined in his employment agreement). In the event of termination for death, total disability, Cause or voluntary termination (except for Good Reason) by Mr. Litwin the Company will owe no further payments other than as applicable under disability or medical plans and any accrued but unused vacation time (up to four weeks) and reimbursement of reasonable expenses incurred by him on behalf of the Company. In the event of termination for death or total disability, Mr. Litwin would also receive a Pro-Rated Bonus (as defined in his employment agreement). If Mr. Litwin resigns for Good Reason or if the Company terminates him for any reason other than total disability, death or Cause, he shall also receive in addition to the payments described above for other terminations, severance payments equal to twelve months’ base salary, his Target Bonus (as defined in his employment agreement) and reimbursement of costs for COBRA insurance coverage for up to twelve months.

Claudia Hughes. Pursuant to Ms. Hughes' offer letter, if her employment is terminated by the Company without cause, Ms. Hughes shall be entitled to receive severance pay equal to six months' base salary.

Equity Distributions Upon Termination
Barry Litwin. Pursuant to the time-based restricted stock unit agreements with Mr. Litwin (dated January 7, 2019, January 7, 2020, January 7, 2021, February 21, 2021, January 7, 2022, July 1, 2022 and January 7, 2023) and the performance-based restricted stock unit agreement with Mr. Litwin (dated February 21, 2023): (i) if Mr. Litwin is terminated for Cause (as defined in his employment agreement), any unvested portion of his time-based restricted stock units will terminate and be forfeited; (ii) if Mr. Litwin's employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason (as defined in his employment agreement) within twelve months, or within six months with respect to the agreement dated February 21, 2023, following a Change In Control (as defined in his employment agreement), he will become immediately vested in all unvested restricted stock units (for his 2023 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (iii) if Mr. Litwin's employment is terminated due to total disability or death, his estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted stock units (for his 2023 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units. In addition, except with respect to the time-based restricted stock unit agreement (dated July 1, 2022) and the performance-based restricted stock unit agreement (dated February 21, 2023), in the event of termination without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted restricted stock units that would otherwise have vested if his employment had not been so terminated shall accelerate and be vested as of the date of termination.

Pursuant to the stock option agreements with Mr. Litwin (dated January 7, 2019, February 21, 2021 and February 21, 2023), if Mr. Litwin's employment is terminated by the Company without Cause (as defined in his employment agreement) or by Mr. Litwin for Good Reason (as defined in his employment agreement) within twelve months with respect to the stock option agreement (dated January 7, 2019), or within six months with respect to the stock option agreements (dated February 21, 2021 and February 21, 2023), following a Change in Control (as defined in his employment agreement), Mr. Litwin will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination. In addition, with respect to Mr. Litwin's stock option agreement dated January 7, 2019, in the event of termination without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.

Thomas Clark, Claudia Hughes and Manoj Shetty . Pursuant to (i) each of the performance-based restricted stock unit agreements with Mr. Clark (dated January 17, 2019, February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023); Ms. Hughes (dated February 21, 2021, February 13, 2022 and February 21, 2023); Mr. Shetty (dated January 17, 2019, February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023) and (ii) each of the time-based restricted stock unit agreements with Mr. Clark (dated February 21, 2023), Ms. Hughes (dated July 1, 2022, February 21, 2023 and June 30, 2023); Mr. Shetty (dated February 21, 2023): (a) if the applicable NEO is terminated for Cause (as defined in the applicable agreement), any unvested portion of his/her

56 | Global Industrial Company 2024 Proxy Statement

restricted stock units will terminate and be forfeited; (b) if the applicable NEO’s employment is terminated by the Company without Cause or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change in Control (as defined in the applicable agreement), he/she will become immediately vested in all unvested restricted units (for the 2023 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units; and (c) if the applicable NEO’s employment is terminated due to total disability or death, his/her estate or designated beneficiary(ies), whichever is applicable, will become immediately vested in all unvested restricted units (for the 2023 performance-based restricted stock units based on target) and will become immediately entitled to a distribution of that number of shares of common stock of the Company that are represented by those vested restricted stock units.
Pursuant to the stock option agreements with Mr. Clark (dated February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023); Ms. Hughes (dated February 21, 2021, February 13, 2022 and February 21, 2023); and Mr. Shetty (dated February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023): if the applicable NEO's employment is terminated by the Company without Cause (as defined in the applicable agreement) or by the NEO for Good Reason (as defined in the applicable agreement) within six months following a Change In Control (as defined in the applicable agreement), he/she will become immediately vested in all outstanding unvested stock options, and all of the applicable NEO's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.

Pursuant to our standard option agreements, in the event the employment of any of our NEOs is terminated for any reason other than death, total disability or Cause (as defined in the applicable agreement), the vested portions of his/her options will be exercisable for up to three months, and the unvested portion will be forfeited. In the event of death or total disability, the vested portion of his/her options will be exercisable for up to one year, and the unvested portion will be forfeited. In the event of termination for Cause, all unexercised options (vested and unvested) will be forfeited.

Global Industrial Company 2024 Proxy Statement | 57

The tables below describe potential payments and benefits payable upon termination of employment or change In control as of December 31, 2023, the last day of fiscal year 2023 to each NEO and using the closing price of our common stock on December 29, 2023, the last trading day of fiscal year 2023. These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of employment or the date of the change in control. We also retain the discretion to provide additional payments or benefits to any of our NEOs upon any termination of employment or change in control.
Barry Litwin

	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	2,311,695(1)	1,327,995(2)	-	2,311,695(1)
Value of Accelerated Vesting of Stock Option Awards	157,000(3)	-	-	802,335(4)
Value of Accelerated Vesting of Time-Based Restricted Stock Unit Awards	1,180,348(5)	4,687,405(6)	0	4,687,405(6)
Medical and Other Benefits	47,532(7)	-	-	47,532(7)
Total	3,696,575	6,015,400		7,848,967
(1)Represents twelve months’ base salary ($983,700) and Pro-Rated Bonus for fiscal year 2023 ($1,327,995).
(2)Represents Pro-Rated Bonus s for fiscal year 2023 ($1,327,995).
(3)Represents accelerated vesting of 10,000 stock options. Pursuant to Mr. Litwin’s stock option agreement (dated January 7, 2019), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted options that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(4)Represents accelerated vesting of 61,931 stock options, of which 4,232 were out of the money. Pursuant to the stock option agreements with Mr. Litwin (dated January 7, 2019, February 21, 2021 and February 21, 2023), if Mr. Litwin's employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason within twelve months with respect to the agreement dated January 7, 2019, or within six months with respect to the agreements dated February 21, 2021 and February 21, 2023, in each case, following a Change in Control, Mr. Litwin will become immediately vested in all outstanding unvested stock options, and all of Mr. Litwin's outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(5)Represents accelerated vesting of 30,390 unvested time-based restricted stock units. Pursuant to Mr. Litwin’s time-based restricted stock unit agreements (dated January 7, 2019, January 7, 2020, January 7, 2021, February 21, 2021, January 7, 2022 and January 7, 2023), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason, the next immediate tranche of granted time-based restricted stock units that would otherwise have vested if employment had not been so terminated shall accelerate and be vested as of the date of termination.
(6)Represents accelerated vesting of 84,654 unvested time-based restricted stock units and 6,899 unvested performance-based restricted stock units. Pursuant to Mr. Litwin’s time-based restricted stock unit agreement (dated January 7, 2019, January 7, 2020, January 7, 2021, February 21, 2021, January 7, 2022, July 1, 2022 and January 7, 2023) and his performance-based restricted stock unit agreement (dated February 21, 2023), if Mr. Litwin’s employment is terminated by the Company without Cause or by Mr. Litwin for Good Reason within twelve months, or within six months with respect to the agreement dated February 21, 2023, following a Change In Control or if Mr. Litwin's employment is terminated due to death or total disability, all unvested restricted stock units shall accelerate and be vested as of the date of termination.
(7)Represents reimbursement of medical, vision and dental insurance payments under COBRA for twelve months.

58 | Global Industrial Company 2024 Proxy Statement

Thomas Clark

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	130,667(1)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards	-	800,026(2)	-	800,026(2)
Medical and Other Benefits	-	-	-	-
Total	-	800,026	-	930,693
(1)Represents accelerated vesting of 16,643 stock options, of which 2,674 were out of the money as of December 31, 2023. Pursuant to Mr. Clark’s stock option agreements (dated February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023), if Mr. Clark’s employment is terminated by the Company without Cause or by Mr. Clark for Good Reason within six months following a Change In Control, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(2)Represents accelerated vesting of 11,971 unvested time-based restricted stock units and accelerated vesting of 8,627 unvested performance-based restricted stock units. Pursuant to Mr. Clark’s time-based restricted stock unit agreements (dated February 21, 2023) and performance-based restricted stock unit agreements (dated January 17, 2019, February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023), if Mr. Clark’s employment is terminated by the Company without Cause or by Mr. Clark for Good Reason within six months following a Change In Control or if Mr. Clark's employment is terminated due to death or total disability, all unvested restricted stock units shall accelerate and be vested as of the date of termination.
Claudia Hughes

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	227,100(1)	-	-	227,100(1)
Value of Accelerated Vesting of Stock Option Awards	-	79,143(2)	-	79,143(2)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards and Time-Based Restricted Stock Unit Awards	-	838,789(3)	-	838,789(3)
Medical and Other Benefits	-	-	-	-
Total	227,100	917,932	-	1,145,032
(1)Represents six-months' base salary.
(2)Represents accelerated vesting of 12,696 stock options, of which 2,927 were out of the money as of December 31, 2023. Pursuant to Ms. Hughes' stock option agreements (dated February 21, 2021, February 13, 2022 and February 21, 2023), if Ms. Hughes' employment is terminated by the Company without Cause or by Ms. Hughes for Good Reason within six months following a Change In Control, she will become immediately vested in all outstanding unvested stock options, and all of Ms. Hughes' outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(3)Represents accelerated vesting of 14,561 unvested performance-based restricted stock units and 7,035 unvested time-based restricted stock units. Pursuant to Ms. Hughes' performance-based restricted stock unit agreements (dated February 21, 2021, February 13, 2022 and February 21, 2023) and Ms. Hughes' time-based restricted stock unit agreement (dated July 1, 2022, February 21, 2023 and June 30, 2023), if Ms. Hughes' employment is terminated by the Company without Cause or by Ms. Hughes for Good Reason within six months following a Change In Control or if Ms. Hughes' employment is terminated due to death or total disability, all unvested restricted stock units shall accelerate and be vested as of the date of termination.

Global Industrial Company 2024 Proxy Statement | 59

Manoj Shetty

Type of Payment	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason ($)	Termination Due to Death or Total Disability ($)	Change In Control Only ($)	Termination by Global Industrial without Cause or Resignation by Employee for Good Reason within a certain period of time following a Change in Control ($)
Cash Compensation (Salary & Non-Equity Incentive Compensation)	-	-	-	-
Value of Accelerated Vesting of Stock Option Awards	-	-	-	132,334(1)
Value of Accelerated Vesting of Performance-Based Restricted Stock Unit Awards	-	427,162(2)	-	427,162(2)
Medical and Other Benefits	-	-	-	-
Total	-	427,162	-	559,496
(1)Represents accelerated vesting of 16,833 stock options, of which 2,711 were out of the money as of December 31, 2023. Pursuant to Mr. Shetty's stock option agreements (dated February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023), if Mr. Shetty's employment is terminated by the Company without Cause or by Mr. Shetty for Good Reason within six months following a Change In Control, he will become immediately vested in all outstanding unvested stock options, and all of Mr. Clark’s outstanding options shall remain exercisable in accordance with their terms, but in no event for less than 90 days after such termination.
(2)Represents accelerated vesting of 2,310 unvested time-based restricted stock units and accelerated vesting of 8,688 unvested performance-based restricted stock units. Pursuant to Mr. Shetty’s performance-based restricted stock unit agreements (dated January 17, 2019, February 10, 2020, February 21, 2021, February 13, 2022 and February 21, 2023) and Mr. Shetty's time-based restricted stock unit agreement (dated February 21, 2023), if Mr. Shetty’s employment is terminated by the Company without Cause or by Mr. Shetty for Good Reason within six months following a Change In Control or if Mr. Shetty's employment is terminated due to death or total disability, all unvested restricted stock units shall accelerate and be vested as of the date of termination.

60 | Global Industrial Company 2024 Proxy Statement

CEO Pay Ratio Disclosure
As permitted under the SEC rules, in order to identify our “median employee” to compare to our CEO, we took into account our entire employee population (other than our CEO) at December 31, 2023, located in the United States, Canada, and India, including full- and part-time employees and temporary/seasonal employees (1,870 employees). We used the compensation components utilized in the Summary Compensation Table on page 51 of this Proxy Statement for the period from January 1, 2023 to December 31, 2023 as the compensation measure to identify the median employee, and the median employee’s compensation. We annualized total compensation for those employees who commenced work during 2023 and excluded our cost of providing health and wellness benefits for all employees.

The pay ratio specified below is a reasonable estimate calculated in a manner that is intended to be consistent with Item 402(u) of Regulation S-K under the Exchange Act. In calculating total compensation for our median employee and CEO as presented in the Summary Compensation Table on page 51 of this Proxy Statement, we included, among other things, base salary, overtime, incentive payments, and stock-based compensation (based on the grant date fair value of awards granted during 2023); therefore, the CEO's total compensation for purposes of this calculation matches the total compensation described in the Summary Compensation Table on page 51 of this Proxy Statement.

The median team member's estimated total compensation for 2023 was $52,100. The ratio of CEO pay to median team member pay is estimated to be 53 to 1.

Global Industrial Company 2024 Proxy Statement | 61

Pay Versus Performance
Background
The following section has been prepared in accordance with the SEC’s pay versus performance (“PvP”) disclosure rules. Under the PvP rules, the SEC has developed a new definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared here to certain performance measures defined by the SEC.

Pay Versus Performance Table
In accordance with the SEC’s PvP rules, below is the required tabular disclosure for the Principal Executive Officer
(“PEO”) and the average for the NEOs excluding the PEO (“Non-PEO NEOs”) for 2023, 2022, 2021 and 2020.

Year (a)	Summary Compensation Table Total for PEO(1)(2) ($) (b)	Compensation Actually Paid to PEO(3)(4) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) ($)(d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(3)(4)	Value of Initial Fixed $100 Investment Based On:(5)		Net Income ($mm) (h)	Adjusted Operating Income ($mm) (i)
					Total Shareholder Return (f)	Peer Group Total Shareholder Return (g)
2023	2,775,057	4,902,796	1,052,016	1,458,579	193.31	157.48	70.7	96.5
2022	4,237,236	2,166,146	1,036,904	703,292	113.95	138.39	78.8	105.2
2021	2,994,500	3,543,568	1,075,700	963,934	193.48	202.44	103.3	88.0
2020	3,043,500	4,189,473	1,155,400	1,432,153	162.81	141.94	65.4	84.1
(1)Mr. Litwin was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are as follows:
2023: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Claudia Hughes and Manoj Shetty.
2022: Thomas Clark, Claudia Hughes, Manoj Shetty and Klaus Werner.
2021: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark and Eric Lerner.
2020: Richard B. Leeds, Bruce Leeds, Robert Leeds, Thomas Clark, Ritesh Chaturbedi, Robert Dooley and Eric Lerner.
(2)The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Litwin for each corresponding year in the Total Compensation column of the Summary Compensation Table. See Summary Compensation Table on page 51 of this Proxy Statement.
(3)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each corresponding year, adjusted as described in footnote 4 below.
(4)For each of 2023, 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our Non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively.

PEO		2023	2022	2021	2020
Summary Compensation Table ("SCT") Total for PEO (column (b))		$2,775,057	$4,237,236	$2,994,500	$3,043,500
-	aggregate change in actuarial present value of pension benefits	$—	$—	$—	$—
+	service cost of pension benefits	$—	$—	$—	$—
+	prior service cost of pension benefits	$—	$—	$—	$—
-	SCT “Stock Awards” column value	$(199,978)	$(1,700,000)	$(850,000)	$(700,000)
-	SCT “Option Awards” column value	$(900,012)	$—	$(150,000)	$—
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$1,457,712	$986,025	$1,033,908	$1,010,159
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$1,537,977	$(1,463,516)	$444,935	$849,800
+	vesting date fair value of equity awards granted and vested in the covered year	$—	$200,013	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$232,040	$(93,612)	$70,225	$(13,986)
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$—	$—	$—	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year	$—	$—	$—	$—
+	excess fair value for equity award modifications	$—	$—	$—	$—
Compensation Actually Paid to PEO (column (c))		$4,902,796	$2,166,146	$3,543,568	$4,189,473

62 | Global Industrial Company 2024 Proxy Statement

Average for Non-PEO NEOs		2023	2022	2021	2020
Average SCT Total for Non-PEO NEOs (column (d))		$1,052,016	$1,036,904	$1,075,700	$1,155,400
-	aggregate change in actuarial present value of pension benefits	$—	$—	$—	$—
+	service cost of pension benefits	$—	$—	$—	$—
+	prior service cost of pension benefits	$—	$—	$—	$—
-	SCT “Stock Awards” column value	$(70,522)	$(197,150)	$(18,960)	$(71,400)
-	SCT “Option Awards” column value	$(284,112)	$(89,625)	$(18,960)	$(71,557)
+	year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	$463,981	$187,539	$33,741	$247,991
[+/-]	year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	$170,982	$(161,246)	$17,720	$138,509
+	vesting date fair value of equity awards granted and vested in the covered year	$—	$—	$—	$—
[+/-]	year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	$126,234	$(73,130)	$28,086	$33,210
-	fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	$—	$—	$(153,393)	$—
+	dollar value of dividends/earnings paid on equity awards in the covered year	$—	$—	$—	$—
+	excess fair value for equity award modifications	$—	$—	$—	$—
	Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$1,458,579	$703,292	$963,934	$1,432,153
(5)For each of 2023, 2022, 2021 and 2020, total shareholder return for the Company and the peer group represents the dollar value as of December 31, 2023, 2022, 2021 and 2020, of a deemed fixed investment of $100 at market close on December 31, 2019, assuming reinvestment of dividends. The Peer Group TSR set forth in this table utilizes the S&P Retail Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023.

Tabular List of Financial Performance Measures
The following table lists the financial performance measures that we believe represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2023 to Company performance.

Most Important Performance Measures (3 to 7 metrics w/o ranking)
Net Sales
Gross Profit
Gross Margin
Adjusted Operating Income

Global Industrial Company 2024 Proxy Statement | 63

Pay Versus Performance Relationship Descriptions
The following graphical comparisons illustrate the relationships for each of 2023, 2022, 2021 and 2020 of the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs to (i) Global Industrial TSR and the Peer Group TSR, (ii) Net Income and (iii) Adjusted Operating Income, the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance table.

Relationship Between CAP and TSR
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP, Global Industrial TSR and Peer Group TSR.

Relationship Between Compensation Actually Paid and Global Industrial TSR and Peer Group TSR
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
$250
$200
$150
$100
$50
$0
Total Shareholder Return
202.4
193.5
162.8
141.9
138.4
114.0
193.3
157.5
2020
2021
2022
2023
PEO CAP
Avg. Non-PEO NEO CAP
Global Industrial TSR
Peer Group TSR

64 | Global Industrial Company 2024 Proxy Statement

Relationship Between CAP and Net Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and the Company's Net Income for the last three completed fiscal years.

Relationship Between CAP and Company Selected Measure, Adjusted Operating Income
The chart below reflects the relationship between the PEO CAP and Average Non-PEO NEO CAP and Adjusted Operating Income for the last three completed fiscal years.

Global Industrial Company 2024 Proxy Statement | 65

Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Auditor for Fiscal Year 2024
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the Company's independent auditor and approves the audit engagement letter with Ernst & Young LLP and its audit fees. The Audit Committee has appointed Ernst & Young LLP as the Company's independent auditor for fiscal year 2024 and believes that the continued retention of Ernst & Young LLP as our independent auditor is in the best interest of Global Industrial and our stockholders.

While not required by law, we are asking our stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024 at the Annual Meeting as a matter of good corporate governance. If stockholders do not ratify this appointment, the Audit Committee will consider whether it is appropriate to appoint another audit firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different audit firm at any time during the fiscal year if it determines that such a change would be in the best interest of Global Industrial and our stockholders.
We expect representatives of Ernst & Young LLP to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Fees Paid to our Independent Auditor
The following table sets forth the fees billed to us by Ernst & Young LLP for services in fiscal year 2023 and 2022, all of which were pre-approved by the Audit Committee:

Fee Category	2023 ($)	2022 ($)
Audit fees(1)	1,550,000	1,338,100
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	0	54,500
Total	1,550,000	1,392,600
(1)In accordance with the SEC’s definitions and rules, “audit fees” are fees that were billed to Global Industrial by Ernst & Young LLP for the audit of our annual financial statements, to be included in the Form 10-K, and review of financial statements included in the Form 10-Qs; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; for the attestation of management’s report on the effectiveness of internal control over financial reporting; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.
(2)“Audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and internal control over financial reporting, including services in connection with assisting Global Industrial in our compliance with our obligations under Section 404 of the Sarbanes-Oxley Act and related regulations.
(3)Ernst & Young LLP did not provide any professional services for tax compliance, planning or advice in 2023 or 2022.
(4)Consists of fees billed for other professional services rendered to the Company.

Audit Committee Pre-Approval Policy
The Audit Committee is responsible for approving every engagement of Global Industrial’s independent auditor to perform audit or non-audit services on behalf of Global Industrial or any of its subsidiaries before such auditors can be engaged to provide those services. The Audit Committee does not delegate its pre-approval authority. The Audit Committee is not permitted to engage the independent auditor to perform any non-audit services proscribed by law or regulation. The Audit Committee has reviewed the services provided to Global Industrial by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

The Board of Directors unanimously recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.

66 | Global Industrial Company 2024 Proxy Statement

Report of the Audit Committee
The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000, is reviewed annually, and was most recently revised in February 2024. As set forth in its charter, the Audit Committee’s job is one of oversight. Management is responsible for Global Industrial’s financial statements, internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with our policies and legal requirements. Our independent auditors are responsible for performing independent audits of our consolidated financial statements and the effectiveness of our internal controls in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of reports thereon; they also perform limited reviews of our unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board. It also investigates matters related to our financial statements and controls as it deems appropriate. In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Global Industrial management and by the independent registered public accountants, as well as by other experts that the Audit Committee hires.
The Audit Committee met with our independent auditors to review and discuss the overall scope and plans for the audit of our consolidated financial statements for the year ended December 31, 2023. The Audit Committee has considered and discussed with management and the independent auditors (both alone and with management present) the audited financial statements as well as the independent auditors’ evaluation of our internal controls and the overall quality of our financial reporting.
Management represented to the Audit Committee that our consolidated financial statements for fiscal year 2023 were prepared in accordance with U.S. generally accepted accounting principles. In connection with these responsibilities, the Audit Committee met with management and Ernst & Young LLP to review and discuss the December 31, 2023 audited consolidated financial statements. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee also received written disclosures and the letter from Ernst & Young LLP required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with Ernst & Young LLP the firm’s independence.
Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of Global Industrial for fiscal year 2023 as audited by Ernst & Young LLP be included in Global Industrial’s Annual Report on Form 10-K filed with the SEC.
Submitted by the Audit Committee of the Board,
Chad M. Lindbloom (Chairman)
Gary S. Michel
Paul S. Pearlman
Robert D. Rosenthal

Global Industrial Company 2024 Proxy Statement | 67

Proposal No. 3 – Advisory (Non-Binding) Vote on the Compensation of the Company's Named Executive Officers
Section 14A of the Exchange Act and the related rules of the SEC require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is commonly referred to as Say-on-Pay.

As described in the section, “Compensation Discussion and Analysis,” we seek to closely align the interests of our NEOs with the interests of our stockholders. We align our executive compensation with stockholder returns by providing a significant portion of our NEOs' compensation in the form of at-risk awards tied to our short- and long-term strategy and measurable performance. In addition, a portion of our executives’ compensation is given in the form of equity that vests ratably over several years to encourage retention and further reinforce stockholder alignment.

The vote on this resolution is not intended to address any specific element of compensation but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee.

Although non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

At our 2023 annual meeting, our stockholders approved our Board's recommendation of holding a Say-on-Pay advisory vote on an annual basis, revised from every three years. In keeping with the Company’s commitment to good governance and based on the results of the stockholders’ vote at our 2023 annual meeting, the Board unanimously voted to adopt an annual Say-on-Pay advisory vote. This adoption is in line with guidance from stockholder advisory firms that supports annual Say-on-Pay voting in order to ensure accountability to stockholders by inviting constructive feedback on executive pay programs in a timely fashion. In addition, at our 2023 annual meeting, our stockholders also provided a clear endorsement of the Company’s pay for performance alignment with approximately 94.5% voting in favor of our executive compensation.

The Board of Directors endorses the Company's executive compensation program and recommends that the stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED”, on an advisory, non-binding basis."

The Board of Directors unanimously recommends a vote "FOR" the advisory (non-binding) approval of the compensation of the Company's named executive officers.

68 | Global Industrial Company 2024 Proxy Statement

Security Ownership Information
The following table provides certain information regarding the beneficial ownership of Global Industrial common stock as of April 12, 2024, by:
•our directors;
•our named executive officers set forth in the Summary Compensation Table on page 51 of this Proxy Statement;
•all current executive officers and directors as a group; and
•each person known by us to own beneficially more than 5% of our outstanding common stock.

A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power in 60 days. Investment power means the power to direct the sale or other disposition of the shares. Except as otherwise described in the notes below, information on the number of shares beneficially owned is as of April 12, 2024, and the listed beneficial owners have sole voting and investment power. A total of 38,180,803 shares of our common stock were outstanding as of April 12, 2024.
The address for each beneficial owner, unless otherwise noted, is c/o Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050.
Security Ownership of Directors and Management

Name of Beneficial Owner	Shares of Common Stock (a)	Restricted Stock Units vesting within 60 days (1)	Stock Options currently exercisable or becoming exercisable within 60 days(1)	Percent of Common Stock
Richard B. Leeds(2)	15,078,176	-	-	39.49%
Bruce Leeds(3)	12,833,806	-	-	33.61%
Robert Leeds(4)	15,684,244	-	-	41.08%
Barry Litwin	76,687	-	59,957	*
Chad M. Lindbloom	6,300	1,499	-	*
Gary S. Michel	-	-	-	*
Paul S. Pearlman	6,728	1,499	-	*
Robert D. Rosenthal	76,539	1,499	10,000	*
Thomas Clark	31,305	-	71,506	*
Claudia Hughes	5,343		7,982	*
Manoj Shetty	11,420		43,742	*
All of our current directors and executive officers (15 persons)	24,695,081	4,497	235,149	65.3%

(a)     Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.
*     less than 1%
(1)In computing the percentage of shares owned by each person and by the group, these restricted stock units and stock options, as applicable, were added to the total number of outstanding shares of common stock for the percentage calculation.
(2)Includes 1,623,675 shares owned by Mr. Leeds individually; an aggregate of 12,838,854 shares owned by trusts for the benefit of reporting person's family members for which Mr. Leeds acts as a trustee or co-trustee, 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 235,850 shares owned by GML Partners LP, of which a limited liability company controlled by Mr. Leeds is a general partner; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(3)Includes 2,503,740 shares owned by the Bruce Leeds Declaration of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; an aggregate of 9,950,269 shares owned by trusts for the benefit of Mr. Leeds’ family members for which Mr. Leeds acts as trustee or co-trustee; 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.
(4)Includes 1,059,396 shares owned by the Robert Leeds Declaration Of Trust, a trust for the benefit of Mr. Leeds and of which Mr. Leeds is the trustee; an aggregate of 14,172,257 shares owned by trusts for the benefit of Mr. Leeds’ family for which Mr. Leeds acts as trustee or co-trustee: 139,800 shares owned by Aspire Partners L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; 238,583 shares owned by Generation Partners, L.P., the general partner of which is limited liability company equally owned by Mr. Leeds and two other members; and 1,414 shares owned by 2nd Generation Partners LLC, a limited liability company equally owned by Mr. Leeds and two other members.

Global Industrial Company 2024 Proxy Statement | 69

Security Ownership of Certain Beneficial Owners

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock
Mawer Investment Management Ltd.(1) 600, 517 – 10th Avenue SW Calgary, Alberta, Canada T2R 0A8	1,939,649	5.08%

(1)Based on information supplied by Mawer Investment Management Ltd.("Mawer") in a Schedule 13G/A filed with the SEC on February 4, 2024. Mawer has sole voting power and sole dispositive power with respect to all of the reported shares.

70 | Global Industrial Company 2024 Proxy Statement

Equity Compensation Plans
This table contains information as of December 31, 2023 about Global Industrial's equity compensation plans, all of which have been approved by Global Industrial's stockholders:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	541,657	$26.10	6,976,363
Equity compensation plans not approved by stockholders	-	-	-
Total	541,657	$26.10	6,976,363

Global Industrial Company 2024 Proxy Statement | 71

Certain Relationships and Related Transactions
Related Person Transaction Policy
Our written corporate approval policy requires transactions with related persons, to be reviewed and approved or ratified by the following persons on an escalating basis:
✓ our General Counsel,
✓ our CFO,
✓ our CEO and
✓ our Nominating/Corporate Governance Committee.
In this regard, all such transactions are first discussed with the CFO and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.
We utilize the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of Global Industrial, any beneficial owner of more than 5% of the outstanding shares of our common stock, or any immediate family member of any such person.
In reviewing these transactions, we strive to assure that the terms of any agreement between Global Industrial and a related party is at arm’s length, fair and at least as beneficial to Global Industrial as could be obtained from third parties.
The Nominating/Corporate Governance Committee, in its discretion, may consult with third-party appraisers, valuation advisors or brokers to make such determination.
Transactions with Related Persons
Lease. On December 14, 2016, Global Equipment Company Inc., a wholly owned indirect subsidiary of Global Industrial entered into an amended and restated lease (the “Lease”) for its Port Washington, NY headquarters (the “Headquarters”). Global Industrial has leased the Headquarters since September 1988 from an entity owned by Messrs. Richard, Bruce and Robert Leeds, directors and officers of, and together with their respective affiliated entities majority stockholders of, Global Industrial (the “Landlord”). The Lease has an initial term of ten years, with two option periods to extend the lease for additional periods of five years under each option and provides that it is intended to be a “triple net” lease with Global Equipment Company Inc. to pay, or reimburse Landlord for paying, all costs and operating expenses, including taxes, insurance and maintenance expenses, associated with the Lease and the Headquarters. The Lease was reviewed and approved in accordance with the corporate approval policy noted above for related party transactions. Lease payments totaled $1,142,789 for fiscal year 2023.

Stockholders Agreement. Certain members of the Leeds family (including Messrs. Richard, Bruce and Robert Leeds) and family trusts of Messrs. Richard, Bruce and Robert Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the shares held by such stockholders at the time of our initial public offering of the shares. In addition, the agreement prohibits the sale of the shares without the consent of the holders of a majority of the shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144. The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the shares held by holders of a majority of the shares. As of the end of fiscal year 2023, the parties bound to the stockholders agreement beneficially owned 24,801,028 shares subject to such agreement (constituting approximately 65.03% of the shares outstanding).

Pursuant to the stockholders agreement, Global Industrial granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the shares. The demand registration rights generally provide that the holders of a majority of the shares may require, subject to certain restrictions regarding timing and number of shares that Global Industrial register under the Securities Act all or part of the shares held by such stockholders. Pursuant to the incidental registration rights, Global Industrial is required to notify such stockholders of any proposed registration of any shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of shares held by it subject to certain restrictions. Global Industrial has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of shares pursuant to such agreement.

72 | Global Industrial Company 2024 Proxy Statement

Additional Matters
Solicitation of Proxies
The cost of soliciting proxies for the Annual Meeting will be borne by Global Industrial. In addition to solicitation by mail and over the Internet, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and Global Industrial will reimburse them for expenses in so doing.
Consistent with our voting procedure, directors, officers and other regular employees of Global Industrial, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.
Submitting Stockholder Proposals and Director Nominations for the Next Annual Meeting
Stockholder proposals intended to be included in our proxy statement for our 2025 Annual Meeting (the "2025 Annual Meeting"), including proposals for the nomination of directors, must be received by December 25, 2024 to be considered for the 2025 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under Exchange Act.

Stockholders proposals submitted in accordance with our bylaws and applicable law should be mailed to Global Industrial Company, Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.
In addition to satisfying the foregoing requirements and other procedures set forth in our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2025 for the 2025 Annual Meeting. Notice should be addressed to Global Industrial Company, 11 Harbor Park Drive, Port Washington, NY 11050, Attention: Investor Relations.
Other Matters
The Board does not know of any matter other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

Available Information
THIS PROXY STATEMENT AND THE 2023 ANNUAL REPORT, WHICH INCLUDES A COPY OF OUR FORM 10-K FOR FISCAL YEAR 2023, ARE AVAILABLE AT www.proxyvote.com OR ON OUR WEBSITE AT www.globalindustrial.com.
We maintain a website at www.globalindustrial.com. We file reports with the SEC and make available free of charge on or through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including all amendments to those reports. These are available as soon as is reasonably practicable after they are filed with the SEC. All reports mentioned above are also available from the SEC’s website (www.sec.gov). The information on our website or any report we file with, or furnish to, the SEC is not part of this Proxy Statement.
Householding
The Company may elect to send a single copy of its 2023 Annual Report and this Proxy Statement to any household at which two or more stockholders reside, unless one of the stockholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards. Stockholders may request to discontinue or re-start householding, or to request a separate copy of the 2023 Annual Report or this Proxy Statement, as follows:

•     stockholders owning shares through a broker, bank or other holder of record should contact such record holder directly; and
•     stockholders of record should write to the Company at 11 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations. The Company will promptly deliver such materials upon request.

Global Industrial Company 2024 Proxy Statement | 73

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Annual Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 2, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 2, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it arrives on or before 11:59 P.M. ET on June 2, 2024.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V41532-P08790

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

GLOBAL INDUSTRIAL COMPANY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) corresponding to the nominee(s) on the line below.

____

Nominees:

01) Richard B. Leeds
02) Bruce Leeds
03) Robert Leeds
04) Barry Litwin
05) Chad M. Lindbloom
06) Gary S. Michel
07) Paul S. Pearlman
08) Robert D. Rosenthal

The Board of Directors further recommends that you vote FOR the following:	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2024.	☐	☐	☐
3. An advisory (non-binding) vote on the compensation of the Company's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V41533-P08790

GLOBAL INDUSTRIAL COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 3, 2024

The stockholder(s) hereby appoint(s) Adina Storch, Thomas Axmacher and April Gruder, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GLOBAL INDUSTRIAL COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Eastern Time on June 3, 2024, online at www.virtualshareholdermeeting.com/GIC2024, and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side